EXHIBIT 10.11
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                      H & T RECEIVABLE FUNDING CORPORATION

                                   Transferor

                         BALLY TOTAL FITNESS CORPORATION

                                    Servicer


                                       and


                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION

                                     Trustee


                         on behalf of Certificateholders

                            of the H & T Master Trust


                         ------------------------------

              AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

                          Dated as of December 16, 1996



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                                TABLE OF CONTENTS


                                                                            Page


ARTICLE I

   DEFINITIONS................................................................1
   Section 1.1   Definitions..................................................1
   Section 1.2   Other Definitional Provisions................................1

ARTICLE II

   CONVEYANCE OF CONTRACTS;
   ISSUANCE OF CERTIFICATES....................................................3
   Section 2.1   Conveyance of Contracts.......................................3
   Section 2.2   Acceptance by Trustee.........................................3
   Section 2.3   Representations and Warranties of the Transferor..............4
   Section 2.4   Representations and Warranties of the Transferor
                 Relating to the Agreement and the Contracts...................6
   Section 2.5   Covenants of the Transferor...................................9
   Section 2.6   Addition of Contracts........................................10
   Section 2.7   Release of Contracts Relating to Defaulted Receivables
                 and Ineligible Receivables...................................11
   Section 2.8   Release of Contracts Relating to Included Clubs..............11

ARTICLE III

   ADMINISTRATION AND SERVICING
   OF RECEIVABLES.............................................................12
   Section 3.1   Acceptance of Appointment and Other Matters Relating
                 to the Servicer..............................................12
   Section 3.2   Servicing Compensation.......................................13
   Section 3.3   Representations, Warranties and Covenants of the Servicer....13
   Section 3.4   Reports and Records for the Trustee..........................15
   Section 3.5   Annual Servicer's Certificate................................16
   Section 3.6   Annual Independent Accountants' Management Letter............16
   Section 3.7   Tax Treatment................................................16
   Section 3.8   Adjustments..................................................17
   Section 3.9   Notices to BTFC..............................................18
   Section 3.10  Certain Matters Affecting a Back-Up Servicer as the
                 Successor Servicer...........................................18

ARTICLE IV

   RIGHTS OF CERTIFICATEHOLDERS AND ALLOCATION
   AND APPLICATION OF COLLECTIONS.............................................19
   Section 4.1   Rights of Certificateholders.................................19
   Section 4.2   Establishment of Accounts....................................19
   Section 4.3   Collections and Allocations..................................20

ARTICLE V

   [ARTICLE V IS RESERVED AND SHALL BE SPECIFIED IN ANY
   SUPPLEMENT WITH RESPECT TO ANY SERIES].....................................23

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ARTICLE VI

   THE CERTIFICATES...........................................................24
   Section 6.1   The Certificates.............................................24
   Section 6.2   Authentication of Certificates...............................24
   Section 6.3   Registration of Transfer and Exchange of Certificates........24
   Section 6.4   Mutilated, Destroyed, Lost or Stolen Certificates............26
   Section 6.5   Persons Deemed Owners........................................26
   Section 6.6   Appointment of Paying Agent..................................26
   Section 6.7   Access to List of Certificateholders' Names and
                 Addresses....................................................27
   Section 6.8   Authenticating Agent.........................................27
   Section 6.9   Tender of Exchangeable Transferor Certificate................28
   Section 6.10  Book-Entry Certificates......................................30
   Section 6.11  Notices to Clearing Agency...................................31
   Section 6.12  Definitive Certificates......................................31

ARTICLE VII

   OTHER MATTERS RELATING TO THE TRANSFEROR...................................32
   Section 7.1   Liability of the Transferor..................................32
   Section 7.2   Merger or Consolidation of, or Assumption of the
                 Obligations of, the Transferor...............................32
   Section 7.3   Limitation on Liability......................................32
   Section 7.4   Liabilities..................................................33

ARTICLE VIII

   OTHER MATTERS RELATING
   TO THE SERVICER............................................................34
   Section 8.1   Liability of the Servicer....................................34
   Section 8.2   Merger or Consolidation of, or Assumption of the
                 Obligations of, the Servicer.................................34
   Section 8.3   Limitation on Liability of the Servicer and Others...........34
   Section 8.4   Servicer Indemnification of the Transferor, the Trust,
                 the Trustee, the Registrar and the Paying Agent..............35
   Section 8.5   The Servicer Not to Resign...................................35
   Section 8.6   Access to Certain Documentation and Information Regarding
                 the Receivables..............................................35
   Section 8.7   Delegation of Duties.........................................36

ARTICLE IX

   PAY OUT EVENTS.............................................................37
   Section 9.1   Pay-Out-Events...............................................37
   Section 9.2   Additional Rights Upon the Occurrence of Certain Events......37

ARTICLE X

   SERVICER DEFAULTS..........................................................39
   Section 10.1   Servicer Defaults...........................................39
   Section 10.2   Trustee to Act; Appointment of Successor....................41
   Section 10.3   Notification to Certificateholders..........................42
   Section 10.4   Waiver of Past Defaults.....................................42

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ARTICLE XI
   THE TRUSTEE................................................................43
   Section 11.1   Duties of Trustee...........................................43
   Section 11.2   Certain Matters Affecting the Trustee.......................44
   Section 11.3   Trustee Not Liable for Recitals in Certificates.............45
   Section 11.4   Trustee May Own Certificates................................45
   Section 11.5   The Servicer to Pay Fees and Expenses.......................45
   Section 11.6   Eligibility Requirements for Trustee. ......................46
   Section 11.7   Resignation or Removal of Trustee...........................46
   Section 11.8   Successor Trustee...........................................47
   Section 11.9   Merger or Consolidation of Trustee..........................47
   Section 11.10  Appointment of Co-Trustee or Separate Trustee...............47
   Section 11.11  Tax Returns.................................................48
   Section 11.12  Trustee May Enforce Claims Without Possession of
                  Certificates................................................48
   Section 11.13  Suits for Enforcement.......................................48
   Section 11.14  Rights of Certificateholders to Direct Trustee..............48
   Section 11.15  Representations and Warranties of Trustee...................49
   Section 11.16  Maintenance of Office or Agency.............................49

ARTICLE XII

   TERMINATION................................................................50
   Section 12.1   Termination of Trust........................................50
   Section 12.2   Optional Termination........................................51
   Section 12.3   Final Payment with Respect to any Series....................51
   Section 12.4   Termination Rights of Holder of Exchangeable Transferor
                  Certificate.................................................52

ARTICLE XIII

   MISCELLANEOUS PROVISIONS...................................................53
   Section 13.1   Amendment...................................................53
   Section 13.2   Protection of Right, Title and Interest to Trust............54
   Section 13.3   Limitation on Rights of Certificateholders..................54
   Section 13.4   Governing Law...............................................55
   Section 13.5   Notices.....................................................55
   Section 13.6   Severability of Provisions..................................55
   Section 13.7   Assignment..................................................55
   Section 13.8   TCB Dual Capacities.........................................56
   Section 13.9   Certificates Non-Assessable and Fully Paid..................56
   Section 13.10  Further Assurances..........................................56
   Section 13.11  No Waiver; Cumulative Remedies..............................56
   Section 13.12  Counterparts................................................56
   Section 13.13  Binding Effect; Third-Party Beneficiaries...................56
   Section 13.14  Actions by Certificateholders...............................56
   Section 13.14A Rule 144A Information.......................................57
   Section 13.15  Merger and Integration......................................57
   Section 13.16  Headings....................................................57
   Section 13.17  No Bankruptcy Petition Against the Transferor...............57

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Exhibit A   Form of Exchangeable Transferor Certificate
Exhibit B   Form of Daily Report
Exhibit C   Form of Settlement Statement
Exhibit D   Form of Annual Servicer's Certificate
Exhibit E   Form of Annual Opinion of Counsel
Exhibit F   Form of Reconveyance of Contracts

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         This AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT (this
"Agreement"), dated as of December 16, 1996, is by and among H & T RECEIVABLE FUNDING CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Transferor"), as Transferor, BALLY TOTAL FITNESS CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("BTFC"), as Servicer, and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, as Trustee (the "Trustee" or "TCB").

         WHEREAS, the parties hereto have previously entered into a Pooling and Servicing Agreement, dated as of June 26, 1995 (the "Original Agreement") with respect to the initial formation of the Trust (as defined herein) and the concurrent issuance of a Series of Investor Certificates (as defined herein); and

         WHEREAS, in connection with and concurrently with the issuance of a Replacement Series (as defined herein), constituting Series 1996-1, for such previously issued Series of Investor Certificates, the parties hereto desire to amend and restate the Original Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and the Certificateholders that the Original Agreement is hereby amended and restated as follows:


                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1 Definitions. Whenever used in this Agreement, the capitalized terms used in this Agreement shall have the respective meanings assigned to them in Appendix I, attached hereto.

         Section 1.2       Other Definitional Provisions.

         (a) All terms defined in any Supplement or this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Appendix I, and accounting terms partially defined in Appendix I to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles in the United States, consistently applied, that are in effect on the Closing Date with respect to Series 1996-1 ("GAAP"). To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under GAAP, the definitions contained herein shall control.

         (c) The agreements, representations and warranties of BTFC in this Agreement and in any Supplement in its capacity as Servicer and of the Transferor in its capacity as Transferor shall be deemed to be the agreements, representations and warranties of BTFC and the Transferor solely in each such capacity for so long as either of them acts in each such capacity under this Agreement.

         (d) All references herein to "this Agreement" are to this Amended and Restated Pooling and Servicing Agreement, including any Supplement executed in connection with the issuance of any Series, as the same may from time to time be amended, supplemented or otherwise modified and in effect. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement or any Supplement as a whole and not to any particular provision of this Agreement or any Supplement; and Section, subsection, Schedule and Exhibit references contained in this Agreement or any Supplement are references to Sections, subsections, Schedules and Exhibits in or to this Agreement or any Supplement unless otherwise specified.

         (e) The Daily Report and Settlement Statement shall be in substantially the forms of Exhibits B and C, with such changes as the Servicer may determine to be necessary or desirable; provided, however, that no such change shall serve to exclude information required by this Agreement or any Supplement and each such change shall be reasonably acceptable to the Trustee. The Servicer shall not change the Daily Report or the Settlement Statement to delete any category of information

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contained therein on the Closing Date for any Series of Investor Certificates
without the consent of the Holders of at least 50% of the Invested Amount of such Series (in each case, as such terms are defined in the Supplement for such Series), or in accordance with such other method or standard of approval as may be set forth in the Supplement for any such Series. The Servicer shall, upon making such determination and receiving the consent of the Trustee to such change, deliver to the Trustee and each Rating Agency an Officer's Certificate to which shall be annexed the form of the related Exhibit, as so changed. Upon the delivery of such Officer's Certificate to the Trustee, the related Exhibit, as so changed, shall for all purposes of this Agreement constitute such Exhibit. The Trustee may conclusively rely upon such Officer's Certificate in determining whether the related Exhibit, as changed, conforms to the requirements of this Agreement.

                               [End of Article I]

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                                   ARTICLE II

                            CONVEYANCE OF CONTRACTS;
                            ISSUANCE OF CERTIFICATES

         Section 2.1 Conveyance of Contracts. The Transferor does hereby transfer, assign, set-over, and otherwise convey to the Trust for the benefit of the Certificateholders, without recourse, all of its right, title and interest in, to and under (i) the Contracts now existing and hereafter created and all monies due or to become due with respect thereto, including, without limitation, the Receivables and the Additional Payments, (ii) the Purchase Agreement and the Subsidiary Purchase Agreement, (iii) Recoveries and (iv) all investments and proceeds of the foregoing. Such property, together with all monies as are from time to time deposited in the Collection Account, any Distribution Account, any Series Account and the Excess Funding Account and all amounts on deposit in or credited to such accounts (including any interest and investment earnings on any such deposited amounts except for such amounts as are on deposit in any Series Account if so provided in the applicable Supplement) and any other account and the right to draw upon or claim under, and all monies as are from time to time available under, any Enhancement for any Series for payment to Certificateholders shall constitute the property of the Trust (the "Trust Property"). The foregoing transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Trust, the Trustee or any Investor Certificateholder of any obligation of the Transferor, the Servicer or any other Person in connection with the Contracts, the Receivables and the Additional Payments payable thereunder, or any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligors or insurers, or in connection with the Purchase Agreement or the Subsidiary Purchase Agreement.

         In connection with such transfer, assignment, set-over and conveyance, the Transferor agrees to record and file, within 10 days after the Closing Date for Series 1996-1 (with respect to any new financing statements or amendments to existing financing statements which may be required to be filed hereunder) (or, in the case of any continuation statements, prior to the date required under applicable state law), at its own expense, financing statements (including any continuation statements with respect to such financing statements when applicable) with respect to the Contracts and the related Receivables and the other Trust Property now existing and hereafter created for the transfer of accounts and general intangibles and the proceeds thereof (as defined in the UCC as in effect in the Relevant UCC State) meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the assignment of the Contracts and the related Receivables and the other Trust Property constituting accounts and general intangibles and the proceeds thereof to the Trust, and to deliver file-stamped copies of such financing statements or continuation statements or other evidence of such filing (which may, for purposes of this Section 2.1, consist of facsimile confirmation of such filing) to the Trustee as soon as reasonably practicable following the return of such statements to the Transferor by the respective filing offices. The foregoing transfer, assignment, set-over and conveyance to the Trust shall be made to the Trustee, on behalf of the Trust, and each reference in this Agreement to such transfer, assignment, set-over and conveyance shall be construed accordingly.

         To the extent that the transfer of the Trust Property or any portion thereof from the Transferor to the Trust hereunder may be characterized as a pledge rather than as a sale, the Transferor hereby grants and transfers to the Trustee for the benefit of the Certificateholders a security interest in all of the Transferor's right, title and interest in, to and under the Trust Property to secure a loan in an amount equal to the unpaid principal amount of the Investor Certificates issued hereunder or to be issued pursuant to this Agreement and the interest accrued thereon at the related Certificate Rate and to secure all of the Transferor's and Servicer's obligations hereunder, including, without limitation, the Transferor's obligation to transfer Contracts hereafter created to the Trust (the "Secured Obligations"), and agrees that this Agreement shall constitute a security agreement under applicable law.

         Section 2.2       Acceptance by Trustee.

         (a) The Trustee hereby acknowledges its acceptance, on behalf of the Trust, of all right, title and interest previously held by the Transferor in, to and under the Trust Property and declares that it shall maintain such right, title and interest, upon the Trust herein set forth, for the benefit of all Certificateholders.

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         (b) The Trustee hereby irrevocably agrees to release from the Trust
Property an amount equal to the Released Amounts immediately upon identification thereof, which release shall be automatic and shall require no further act by the Trustee, provided, that the Trustee shall execute and deliver such instruments of release and assignment, or otherwise confirm the foregoing release of any Released Amounts, as may be reasonably requested by the Transferor. Upon such release of Released Amounts, such Released Amounts shall not constitute and shall not be included in the Trust Property, and shall be paid or remitted as provided in subsection 4.3(a).

         (c) The Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in this Agreement.

         Section 2.3 Representations and Warranties of the Transferor. The Transferor hereby represents and warrants to the Trustee, on behalf of the Trust, as of the date hereof and, with respect to any Series of Certificates, as of the date of the related Supplement and the related Closing Date for such
Series:

         (a) Organization and Good Standing. The Transferor is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has the corporate power and authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and the Purchase Agreement and to execute and deliver to the Trustee the Certificates pursuant hereto.

         (b) Due Qualification. The Transferor is duly qualified to do business and is in good standing (or is exempt from such requirements) as a foreign corporation in any state required in order to conduct its business and own its respective properties, and has obtained all necessary licenses and approvals with respect to the Transferor necessary for the due execution, delivery and performance by it of this Agreement and the Purchase Agreement as required under federal and Delaware law.

         (c) Due Authorization. The execution and delivery of this Agreement and the Purchase Agreement and the consummation of the transactions provided for herein and therein, have been duly authorized by the Transferor by all necessary corporate action on its part.

         (d) Binding Obligation. Each of this Agreement and the Purchase Agreement, and the consummation of the transactions provided for herein and therein, constitutes a legal, valid, and binding obligation of the Transferor, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, affecting the enforcement of creditors' rights in general, and as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

         (e) No Conflicts. The execution and delivery of this Agreement and the Purchase Agreement and the performance of the transactions contemplated hereby and thereby, do not (i) contravene the Transferor's charter or By-Laws, (ii) violate any material provision of law applicable to it or require any filing (except for the filings under the UCC), registration, consent or approval under, any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Transferor, except for such filings, registrations, consents or approvals as have already been obtained and are in full force and effect.

         (f) Taxes. To the best of the Transferor's knowledge, the Transferor and each prior owner of the Contracts has filed all tax returns required to be filed in the normal course of business through the Closing Date and has paid or made adequate provision for the payment of all taxes, assessments and other governmental charges due from the Transferor or such prior owner or is contesting any such tax, assessment or other governmental charge in good faith through appropriate proceedings and adequate reserves consistent with GAAP have been set aside.

         (g) No Violation. The execution and delivery of this Agreement and the Purchase Agreement and the execution and delivery to the Trustee of the Certificates, the performance of the transactions contemplated by this Agreement and the Purchase Agreement and the fulfillment of the terms hereof and thereof will not violate any Requirements of Law applicable to the Transferor, will not violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any Requirement of Law applicable to the Transferor or any material

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indenture, contract, agreement, mortgage, deed of trust or other material instrument to which the Transferor is a party or by which it or its properties are bound.

         (h) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Transferor, threatened against the Transferor, before any Governmental Authority (i) asserting the invalidity of this Agreement or the Purchase Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated hereby or thereby, (iii) seeking any determination or ruling that would materially and adversely affect the performance by the Transferor of its obligations hereunder or thereunder, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability hereof or thereof, (v) seeking any determination or ruling that would materially and adversely affect the payment or enforceability of the Receivables taken as a whole or (vi) seeking to affect adversely the tax attributes of the Trust.

         (i) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Governmental Authority required in connection with the execution and delivery of this Agreement, the Purchase Agreement and the Certificates, the performance of the transactions contemplated by this Agreement and the Purchase Agreement and the fulfillment of the terms hereof and thereof, have been obtained.

         (j) Bona Fide Receivables; Not Executory. Each Receivable is or will be an "account receivable" or "general intangible" not constituting "chattel paper" (as defined in the UCC as in effect in the Relevant UCC State) owed under the related Contract and arising out of the sale of a membership in health clubs by BTFC or another Originator. The Transferor has no knowledge of any fact which should have led it to expect at the time of the classification of any Receivable as an Eligible Receivable that such Receivable would not be paid in full when due, and each Receivable classified as an Eligible Receivable by the Transferor in any document or report delivered under this Agreement satisfies the requirements of eligibility contained in the definition of Eligible Receivable set forth in Appendix I to this Agreement. In the case of a dues-paying membership, consistent with its accounting treatment agreed upon with the Securities and Exchange Commission, BTFC recognizes the related income for the membership fee (exclusive of monthly dues) in full at the inception of the Contract for financial reporting purposes. Accordingly, at the time of the classification of any Receivable as an Eligible Receivable, the Transferor does not believe that such Receivable constitutes an "executory contract" within the meaning of Section 365 of the Federal Bankruptcy Code, and the Transferor intends to consistently treat such Receivable as non-executory for all purposes, subject to compliance by the Transferor with the express provisions of the Contract related to such Receivable and Requirements of Law.

         (k) Place of Business. The principal executive offices of the Transferor are in Chicago, Illinois, and the offices where the Transferor keeps its records concerning the Receivables and related Contracts are in Huntington Beach, California and Towson, Maryland; and there are no other such locations other than those locations of which notice has been given in accordance with
Section 13.2(c).

         (l) Use of Proceeds. No proceeds of the issuance of any Certificate will be used by the Transferor to purchase or carry any margin security.

         (m) Pay-Out-Event. No Pay-Out-Event and no condition that with the giving of notice and/or the passage of time would constitute a Pay-Out-Event (a "Prospective Pay-Out-Event"), has occurred and is continuing.

         (n) Not an Investment Company. The Transferor is not an "investment company" within the meaning of the Investment Company Act, or is exempt from all provisions of such Act.

         (o) Other Names. The legal name of the Transferor is as set forth in this Agreement and within the preceding five years the Transferor has not used, and the Transferor currently does not use, any tradenames, fictitious names, assumed names or "doing business as" names.

         (p) Subsidiaries.  The Transferor has no subsidiaries.

         (q) Activities. The Transferor engages in no activities other than those permitted by its charter documents and contemplated by this Agreement and the Purchase Agreement.

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                  The representations and warranties set forth in this Section
2.3 shall survive the transfer and assignment of the respective Contracts to the Trust, and termination of the rights and obligations of the Servicer pursuant to
Section 10.1 and shall expire upon the termination of the Trust in accordance with Article XII hereof. The Transferor hereby represents and warrants to the Trustee, on behalf of the Trust, with respect to any Series of Certificates, as of its Closing Date, unless otherwise stated in the related Supplement, that the representations and warranties of the Transferor set forth in this Section 2.3 are true and correct as of such date (and for the purposes of such representations and warranties, "Certificates" shall mean the Certificates issued on the related Closing Date) and that each representation and warranty set forth in this Section 2.3 and in Section 2.4(a)(i) with respect to this Agreement shall be made at such time with respect to the applicable Supplement. Upon discovery by the Transferor, the Servicer or a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give written notice to the others immediately upon obtaining knowledge of such breach.

         Section 2.4 Representations and Warranties of the Transferor Relating to the Agreement and the Contracts.

         (a) Binding Obligation; Valid Transfer and Assignment. The Transferor hereby represents and warrants to the Trustee, on behalf of the Trust, that, as of the Closing Date for Series 1996-1 and, with respect to any Series of Certificates, as of the date of the related Supplement and related Closing Date for such Series, and on each day on which any new Contract is purchased by the
Transferor:

                  (i) The Agreement and the Purchase Agreement each constitutes the legal, valid and binding obligation of the Transferor, enforceable against the Transferor in accordance with its terms, except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, affecting the enforcement of creditors' rights in general, and (B) as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

                  (ii) The transfer of Contracts and the related Receivables by the Transferor to the Trust under this Agreement constitutes either (A) a valid transfer, assignment, set-over and conveyance to the Trust of all right, title and interest of the Transferor in and to the Trust Property, and such Trust Property will be held by the Trust free and clear of any Lien of any Person claiming through or under the Transferor or any of its Affiliates except for (x) Permitted Liens, (y) the interest of the Transferor as Holder of the Exchangeable Transferor Certificate and any other Class of Certificates held by the Transferor from time to time and (z) the Transferor's right, if any, to interest accruing on, and investment earnings, if any, in respect of, the Collection Account, any Distribution Account, any Series Account and the Excess Funding Account, as provided in this Agreement or any Supplement, subject to the release of the Released Amounts pursuant to Section 2.2(b), or (B) a grant of a security interest (as defined in the UCC as in effect in the Relevant UCC State) in, to and under the Trust Property, which grant is enforceable with respect to the existing Contracts and the related Receivables and the proceeds thereof upon execution and delivery of this Agreement, and which will be enforceable with respect to such Contracts and the related Receivables hereafter created and the proceeds thereof, upon such creation. If this Agreement constitutes the grant of a security interest to the Trust in such property, upon the filing of the financing statement described in Section 2.1 and in the case of the Contracts and the related Receivables hereafter created and the proceeds thereof, upon such creation, the Trust shall have a first priority perfected security interest in such property, except for Permitted Liens, subject to the release of the Released Amounts pursuant to Section 2.2(b). Except as contemplated in this Agreement or any Supplement, neither the Transferor nor any Person claiming through or under the Transferor shall have any claim to or interest in the Collection Account, any Distribution Account, any Series Account and the Excess Funding Account, except for the Transferor's rights to receive interest accruing on, and investment earnings in respect of, any such account as provided in this Agreement (or, if applicable, any Series Account as provided in any Supplement) and, if this Agreement constitutes the grant of a security interest in such property, except for the interest of the Transferor in such property as a debtor for purposes of the UCC as in effect in the Relevant UCC State. The Purchase Agreement constitutes a valid sale, transfer, assignment, set-over and conveyance to the Transferor of all right, title and interest of BTFC in and to the Contracts and the related Receivables purported to be sold thereunder, whether then existing or thereafter created and the proceeds thereof, subject to the release of the Released Amounts pursuant to Section 2.1(g) of the Purchase Agreement. In accordance with Section 5.3 of the Purchase Agreement, the Transferor is treating such conveyance for all purposes (including, without limitation, tax and financial accounting purposes) as a sale to it, or to the extent applicable, as a contribution to its capital on all relevant books, records, tax returns, financial statements and other applicable documents.

                  (iii) The Transferor is not insolvent and will not be rendered insolvent upon the transfer of the Contracts to the Trust.

                  (iv) The Transferor is (or, with respect to Contracts arising after the date hereof, will be) the legal and beneficial owner of all right, title and interest in and to each Contract and the related Receivable and each Contract and the related Receivable has been or will be transferred to the Trust free and clear of any Lien other than Permitted Liens.

                  (v) All consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required in connection with the transfer of Trust Property to the Trust have been obtained and are in full force and effect.

                  (vi) Each Receivable classified as an "Eligible Receivable" by the Transferor in any document or report delivered hereunder will satisfy the requirements contained in the definition of Eligible Receivable as of the time of such document or report.

                  (vii) Each Contract and the related Receivable then existing has been conveyed to the Trust free and clear of any Lien of any Person claiming through or under the Transferor or any of its Affiliates (other than Permitted Liens) and in compliance, in all material respects, with all Requirements of Law applicable to the Transferor.

                  (viii) Each Receivable transferred hereunder has been originated on a Contract substantially in a form attached as Exhibit B to the Purchase Agreement, as such form may have been modified or amended subsequent to the date hereof in accordance with the standards set forth in subsection 2.5(c).

         (b) Other Daily Representations and Warranties. On each day on which any new Contract is purchased by the Transferor, the Transferor shall be deemed to represent and warrant to the Trust that (A) each Contract and the related Receivable purchased by the Transferor on such day has been conveyed to the Trust in compliance, in all material respects, with all Requirements of Law applicable to the Transferor and free and clear of any Lien of any Person claiming through or under the Transferor or any of its Affiliates (other than Permitted Liens) and (B) with respect to each such Contract, all consents, licenses, approvals or authorizations of or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by the Transferor in connection with the conveyance of such Contract and the related Receivable to the Trust have been duly obtained, effected or given and are in full force and effect.

         (c) Notice of Breach. The representations and warranties set forth in this Section 2.4 shall survive the transfer and assignment of the respective Contracts to the Trust. Upon discovery by the Transferor, the Servicer or a Responsible Officer of the Trustee of a breach of any of the representations and warranties set forth in this Section 2.4, the party discovering such breach shall give written notice to the others immediately upon obtaining knowledge of such breach. The Transferor agrees to cooperate with the Servicer and the Trustee in attempting to cure any such breach.

         (d) Designation of Ineligible Receivables. In the event of a breach with respect to a Contract or the related Receivable of any representations and warranties set forth in subsection 2.3(j) or subsections 2.4(a)(iii) through
(viii) or subsection 2.4(b), or in the event that a Receivable is not an Eligible Receivable on the date of its transfer to the Trust as a result of the failure to satisfy the conditions set forth in the definition of Eligible Receivable, such Receivable shall be designated an "Ineligible Receivable" and shall be assigned an Outstanding Balance of zero for the purpose of determining the aggregate amount of Principal Receivables on any day; provided, however, that if such representations and warranties with respect to such Receivable shall subsequently be true and correct in all material respects as if such Receivable had been created on such day or such Receivable shall subsequently satisfy the conditions set forth in the definition of Eligible Receivable, such Receivable shall be designated an Eligible Receivable, and the Outstanding Balance of such Receivable shall be included in determining the aggregate amount of Principal Receivables on and after such subsequent day. On and after the date of its designation as an Ineligible Receivable, unless it becomes an Eligible Receivable as provided above, each Ineligible Receivable shall not be given credit in determining the aggregate amount of Principal Receivables used in the calculation of any Investor Percentage, the Transferor Percentage or the Transferor Interest. In the event that on any Business Day the exclusion of an Ineligible Receivable from the calculation of the Transferor Interest would cause the Transferor Interest to be reduced below the Minimum Transferor Interest, the Servicer shall not distribute to the Transferor any Shared Principal Collections that would otherwise be distributed to the Transferor, and the Servicer shall immediately make a deposit of the Shared Principal Collections that would otherwise be distributed to the Transferor into the Excess Funding Account in immediately available funds prior to the next succeeding Business Day in an amount equal to the amount by which the Transferor Interest would be reduced below the Minimum Transferor Interest as a result of the exclusion of such Ineligible Receivable. In the event that (1) a Receivable is designated as an Ineligible Receivable because of a breach of the representations and warranties set forth in subsection 2.3(j) or subsections 2.4(a)(iii) through (viii) or subsection 2.4(b) with respect to such Receivable, (2) as a result of such designation a deposit into the Excess Funding Account is required pursuant to the preceding sentence, and (3) Shared Principal Collections that would otherwise be distributed to the Transferor are insufficient to make such deposit in full, then the Transferor shall make a deposit into the Excess Funding Account in immediately available funds no later than the next succeeding Business Day in an amount equal to the amount of such shortfall. The portion of such deposit allocated to the Investor Certificates of each Series shall be distributed to the Investor Certificateholders of each Series in the manner specified in Article IV.

         (e) Reassignment of Trust Portfolio. In the event of a breach of any of the representations and warranties set forth in subsections 2.3(a), (b), (c) and
(d) and 2.4(a)(i) and (ii) with respect to any Series, either the Trustee (if it has actual knowledge) or the Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of such Series (or, in the case of a Series having more than one Class, each Class of such Series), by notice then given in writing to the Investor Certificateholders in accordance with Section 12.3 and the Transferor and the Servicer, if given by the Trustee, and to the Trustee and the Servicer, if given by the Investor Certificateholders of such Series, may direct the Transferor to accept reassignment of Contracts and the related Receivables having Principal Receivables in an amount equal to the face amount of the Invested Amount to be repurchased (as specified below) within 30 days of such notice (or within such longer period as may be specified in such notice), and the Transferor shall be obligated to accept reassignment of such Contracts and the related Receivables on a Distribution Date specified by the Transferor (such Distribution Date, the "Reassignment Date") occurring within such applicable period on the terms and conditions set forth below; provided, however, that no such reassignment shall be required to be made, and no notice of such reassignment may be given, if, at any time during such applicable period, the representations and warranties contained in subsections 2.3(a), (b), (c) and (d) and subsections 2.4(a)(i) and
(ii) shall then be true and correct in all material respects. The Transferor shall, on the Transfer Date preceding the Reassignment Date, deposit an amount (in next day funds) equal to the reassignment deposit amount for such Series in the related Distribution Account or Series Account, as provided in the related Supplement, for distribution to the Investor Certificateholders pursuant to
Article XII. The reassignment deposit amount with respect to any Series, unless otherwise stated in the related Supplement, shall be equal to (i) the then current Invested Amount of such Series, less the amount, if any, previously allocated and available for payment of principal to the Certificateholders of such Series on the Reassignment Date, plus (ii) an amount equal to all interest accrued but unpaid on the Investor Certificates of such Series at the applicable Certificate Rate through and including the day preceding the Reassignment Date (or, to the extent that, pursuant to the related Supplement, the Transferor otherwise would be obligated to pay accrued interest on any portion of the Invested Amount repaid on such Reassignment Date only through the end of a specified interest accrual period, then interest on such portion shall be payable only through the end of such interest accrual period), less the amount, if any, previously allocated and available for payment of interest to the Certificateholders of such Series on the Reassignment Date, plus (iii) any other amounts accrued and owing as specified in the applicable Supplement. Payment of the reassignment deposit amount with respect to any Series, and all other amounts in the Distribution Account or the applicable Series Account in respect of the preceding Monthly Period, shall be considered a prepayment in full of the Receivables represented by the Investor Certificates of such Series. On the Distribution Date following the Transfer Date on which such amount has been deposited in full into the Distribution Account or the applicable Series Account, the Contracts and the related Receivables and all monies due or to become due with respect thereto and all proceeds thereof shall be released to the Transferor after payment of all amounts otherwise due hereunder on or prior to such dates and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as shall be prepared by and as are reasonably requested by the Transferor to vest in the Transferor, or its designee or assignee, all right, title and interest of the Trust in, to and under such Contracts and the related Receivables, all monies due or to become due with respect thereto and all proceeds thereof allocated to such Series pursuant to the related Supplement. If the Trustee or the Investor Certificateholders of any Series give notice directing the Transferor to accept reassignment as provided above, the obligation of the Transferor to accept reassignment of the applicable Contracts and the related Receivables and pay the reassignment deposit amount pursuant to this subsection 2.4(e) shall constitute the sole remedy respecting a breach of the representations and warranties contained in subsections 2.3(a), (b), (c) and
(d) and 2.4(a)(i) and (ii) available to the Investor Certificateholders of such Series or the Trustee on behalf of the Investor Certificateholders of such Series. The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Contract and the related Receivable by the Transferor pursuant to this Agreement or any Supplement or the eligibility of any Receivable for purposes of this Agreement or any Supplement.

         Section 2.5 Covenants of the Transferor. The Transferor hereby covenants that:

         (a) Receivables to be Accounts or General Intangibles. The Transferor will take no action to cause any Receivable to be evidenced by any "instrument" (as defined in the UCC as in effect in the Relevant UCC State), except in connection with the enforcement or collection of a Receivable. Except in such circumstances, the Transferor will take no action to cause any Receivable to be anything other than an "account" or "general intangible" not constituting "chattel paper" (as defined in the UCC as in effect in the Relevant UCC State). Notwithstanding the foregoing, BTFC's compliance with existing and future statutes and regulations applicable to BTFC's business shall not constitute a violation of this covenant, but to the extent that such compliance may result in the characterization of any evidence of a Receivable as an instrument, the Transferor shall cause BTFC to undertake all steps necessary to enable the Transferor and the Trust to obtain a first priority perfected security interest in such instrument in accordance with the Purchase Agreement and this Agreement.

         (b) Security Interests. Except for the conveyances, hereunder, the Transferor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien, on the Receivables (other than Liens relating to the Released Amounts in favor of certain bank lenders to Bally and its subsidiaries arising pursuant to that certain Third Amended and Restated Credit Agreement dated as of June 26, 1995, as amended) or the related Contracts, whether now existing or hereafter created, or any interest therein; the Transferor will immediately notify the Trustee of the existence of any such Lien on any Contract or the related Receivable; and the Transferor shall defend the right, title and interest of the Trust in, to and under the Contracts and the related Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under the Transferor; provided, however, that nothing in this subsection 2.5(b) shall prevent or be deemed to prohibit the Transferor from suffering to exist upon any of the Contracts or the related Receivables any Permitted Lien.

         (c) Contracts and Credit and Collection Policies. The Transferor shall take all actions reasonably within its control to cause BTFC to comply with and perform its obligations under the Contracts relating to the Receivables and the Credit and Collection Policy except insofar as any failure to comply or perform would not materially and adversely affect the rights of the Trust or the Certificateholders hereunder or under the Certificates. The Transferor may change, and permit BTFC to change, the terms and provisions of the Contracts or the Credit and Collection Policy in any respect (i) if it would not, in the reasonable belief of the Transferor and BTFC, (A) provide for cancellation rights under the Contracts which would represent a material addition to, or otherwise reasonably would be viewed as being materially more favorable to the Obligor than, those in effect on the Closing Date with respect to Series 1996-1,
(B) materially impair the collectibility of the Receivables, or (C) cause, immediately or with the passage of time, a Pay-Out-Event to occur, unless in each case such change is required in order to comply with Requirements of Law,
(ii) if the Transferor or BTFC owns a comparable segment of contracts, such change is made applicable to the comparable segment of the contracts owned by the Transferor or BTFC, if any, which have characteristics the same as, or substantially similar to, the Contracts that are the subject of such change, and
(iii) if such change is not made with the intent to materially benefit the Transferor or BTFC over the Investor Certificateholders or to materially adversely affect the Investor Certificateholders, except as otherwise restricted by an endorsement, sponsorship, or other agreement between BTFC and an unrelated third party or by the terms of the Contracts. Notwithstanding the foregoing, the Transferor shall not change, and shall not permit BTFC to change, the payment terms of any Receivable, provided, that BTFC may reduce the balance of individual Receivables from time to time through allowances (including those offered in connection with, or otherwise resulting from, cash out programs) and cancellations, consistent with the Credit and Collection Policies, which reductions shall constitute Dilutions in accordance with subsection 3.8(a).

         (d) [Reserved]

         (e) Delivery of Collections. In the event that the Transferor receives Collections, the Transferor agrees to deposit such Collections into the Collection Account as soon as practicable after the receipt thereof, but in no event later than the third Business Day following the Date of Processing thereof.

         (f) Conveyance of Contracts. The Transferor covenants and agrees that it will not permit BTFC to convey, assign, exchange or otherwise transfer any Contract or the related Receivable, to any Person other than the Transferor prior to the termination of this Agreement pursuant to Article XII; provided, however, that the Transferor shall not be prohibited hereby from permitting BTFC to convey, assign, exchange or otherwise transfer a Receivable in connection with a transaction in which BTFC and its successor agree to comply with provisions substantially similar to those of Section 7.2, or a transaction which is effected subsequent to the date as of which BTFC terminates the sale of Contracts and the related Receivables to the Transferor under the circumstances provided for in the Purchase Agreement.

         (g) Notice of Liens. The Transferor shall notify the Trustee promptly after becoming aware of any Lien on any Contract or the related Receivable other than Permitted Liens.

         (h) Enforcement of Purchase Agreement. The Transferor agrees to take all action necessary and appropriate to enforce its rights and claims under the Purchase Agreement.

         (i) Separate Business. Except in connection with the customary operation of the cash management system as presently in effect, or such future cash management system as BTFC may from time to time in the ordinary course of business implement (provided, that any such cash management system shall be operated such that all transfers of funds are properly documented and the respective assets and liabilities of BTFC and the Transferor are ascertainable at all times), for BTFC and its consolidated subsidiaries, the Transferor will not permit its assets to be commingled with those of BTFC and the Transferor shall maintain separate corporate records, books of account and banking records from those of BTFC. The Transferor will not conduct its business in the name of BTFC and will not permit BTFC to conduct its business in the name of the Transferor so as not to mislead others as to the identity of the entity with which those others are concerned. The Transferor will maintain an address and telephone number distinguishable from those of BTFC. The Transferor will provide for its own operating expenses and liabilities from its own funds, except for the organizational expenses of the Transferor which were paid by BTFC. The Transferor will not hold itself out, or permit itself to be held out, as having agreed to pay, or as generally being liable for, the debts of BTFC. The Transferor shall cause BTFC not to hold itself out, or permit itself to be held out, as having agreed to pay, or as generally being liable for, the debts of the Transferor, except that the organizational expenses of the Transferor were paid by BTFC and that BTFC contributed to the Transferor a demand note in connection with the issuance of Series 1995-1 pursuant to the Original Agreement. The Transferor will cause any consolidated financial statements of BTFC and its subsidiaries prepared for the benefit of third parties to disclose, through appropriate footnotes or otherwise, the separate corporate existence of the Transferor. The Transferor will not permit BTFC to be actively involved in the day-to-day management of the Transferor. The Transferor will maintain an arm's length relationship with BTFC with respect to any transactions between the Transferor, on the one hand, and BTFC, on the other. The Transferor will cause its certificate of incorporation to limit the Transferor's activities to, generally, acquiring, owning, selling and financing receivables and activities incidental thereto, substantially as set forth in such certificate as of the Closing Date for Series 1996-1, and will maintain at least one independent director as provided in such certificate. The Transferor shall otherwise operate with respect to BTFC, and shall cause BTFC to otherwise operate with respect to the Transferor, such that the separate corporate existence of the Transferor would be respected and the assets and liabilities of the Transferor would not be substantively consolidated with those of BTFC if BTFC were to become subject to the circumstances described in subsections 10.1(d)(i) or (ii).

         (j) Notices Under Purchase Agreement. The Transferor (i) shall promptly give the Trustee copies of any notices, reports or certificates given or delivered to the Transferor under either the Purchase Agreement or the Subsidiary Purchase Agreement, (ii) shall not, without the consents, approvals and opinions, if any, required by Section 13.1, as if Section 13.1 related to the Purchase Agreement rather than this Agreement, enter into any amendment, supplement or other modification to, or waiver of any provision of, the Purchase Agreement and (iii) shall not permit the addition or removal of a Contract and the related Receivable to or from the operation of the Purchase Agreement unless there is a corresponding right or obligation of the Transferor to add or remove such Contract and related Receivable to or from the Trust.

         Section 2.6       Addition of Contracts.

         (a) All retail installment sale contracts which meet the definition of Contracts shall be included as Contracts from and after the date upon which such Contracts are created and all such Contracts, whether such Contracts are then existing or thereafter created, shall be transferred automatically to the Trust upon purchase by the Transferor.

         (b) Receivables relating to Contracts transferred to the Trust shall be Eligible Receivables if the requirements of clauses (a) through (n) of the definition of Eligible Receivables are met.

         Section 2.7 Release of Contracts Relating to Defaulted Receivables and Ineligible Receivables. The Trustee shall and does hereby release all right, title and interest (including without limitation the security interest evidenced by the financing statements filed in connection with the issuance of Series 1995-1 under the Original Agreement and additional financing statements or amendments, if any, filed in connection with the issuance of Series 1996-1 under this Agreement) in any Contracts (i) relating to Defaulted Receivables to be sold or otherwise disposed of by the Servicer in accordance with its customary procedures subsequent to the date any such related Receivable becomes a Defaulted Receivable, provided, that amounts realized upon such sale or other disposition shall constitute Recoveries hereunder, (ii) relating to Ineligible Receivables as to which the Transferor has made any required payment in respect thereof, provided, that amounts, if any, realized by the Servicer upon the sale or other disposition of any Ineligible Receivable shall constitute Transferor Collections hereunder, or (iii) relating to any Receivable the Outstanding Balance of which has been reduced to zero and as to which the Trustee has received all amounts due hereunder and under any Supplement in respect thereof. The Trustee shall, subject to the provisions of Article XI and without expense to the Trustee, execute such additional forms and documentation, and perform such additional acts requested by the Servicer or the Person acquiring such Contracts relating to Defaulted Receivables or any Ineligible Receivables so released as shall be reasonably necessary to effect such releases.

         Section 2.8 Release of Contracts Relating to Included Clubs. In the event that subsection 5.1(i) of the Purchase Agreement shall become applicable in connection with the sale or other disposition of the ownership or management of an Included Club (as defined in such subsection), and BTFC either

                  (a) elects to repurchase from the Transferor all Contracts and the related Receivables owing from Obligors enrolled in such Included Club pursuant to clause (iii) of such subsection, and in all events subject to the prior deposit by the Transferor (or by BTFC for the account of the Transferor) into the Collection Account of an amount equal to the sum of (i) the aggregate Principal Balances as of the date of such deposit of all Receivables relating to such Contracts (which shall be treated as Principal Collections), plus (ii) an amount equal to (A) the weighted average of all interest accrued but unpaid with respect to all Series then outstanding and allocable to such aggregate Principal Balances, through and including the day preceding the Distribution Date which relates to the Monthly Period in which such deposit of principal occurs (or, to the extent that, pursuant to the related Supplement, the Transferor otherwise would be obligated to pay accrued interest on any portion of the Invested Amount of any Series repaid on such Distribution Date only through the end of a specified interest accrual period, then interest on such portion shall be payable only through the end of such interest accrual period) (which shall be treated as Imputed Yield Collections), less (B) the amount, if any, previously allocated and available for payment of interest to the Certificateholders of such Series on the related Distribution Date in the Monthly Period in which such deposit is made, plus (iii) any other amounts accrued and owing as specified in any applicable Supplement, or

                  (b) delivers an Officer's Certificate pursuant to clause (iv) of such subsection stating that, after excluding all Eligible Receivables from members enrolled in such Included Club, the Transferor Interest (after giving effect to any amounts excluded therefrom pursuant to any Supplement) would not be less than the greater of (x) the Minimum Transferor Interest or (y) any Available Subordination Amount and such action will not otherwise result in the occurrence of a Pay-Out- Event, and requesting that the Trustee release such Contracts and the related Receivables (or such Contracts and the Related Receivables are to be released through a combination of the actions described in the preceding clauses (a) and (b)), then the Trustee shall and does hereby release all right, title and interest (including without limitation the security interest evidenced by the financing statements filed pursuant to Section 2.1) in any Contracts relating to an Included Club to be sold to BTFC pursuant to clause (iii) or otherwise released to BTFC pursuant to clause (iv) of subsection 5.1(i) of the Purchase Agreement. The Trustee shall, subject to the provisions of Article XI and without expense to the Trustee, execute such additional forms and documentation, and perform such additional acts requested by the Transferor or BTFC, as shall be reasonably necessary to effect such releases.

                               [End of Article II]

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                 OF RECEIVABLES

         Section 3.1 Acceptance of Appointment and Other Matters Relating to the Servicer.

         (a) BTFC agrees to act as the Servicer under this Agreement. The Investor Certificateholders of each Series by their acceptance of the related Certificates consent to BTFC acting as Servicer. Notwithstanding the foregoing or any other provisions of this Agreement or any Supplement, the Investor Certificateholders consent to an Affiliate of BTFC acting as Servicer hereunder, in full substitution thereof; provided that such Affiliate shall expressly assume in writing (unless such assumption occurs by operation of law), by an agreement supplemental hereto, executed and delivered to the Trustee, the performance of every covenant and obligation of the Servicer, as applicable hereunder, and shall in all respects be designated the Servicer under this Agreement; provided, further, that BTFC will remain jointly and severally liable for the performance of such covenant and obligation with such Affiliate.

         (b) The Servicer shall service and administer the Receivables and shall collect payments due under the Receivables in accordance with its customary and usual servicing procedures and, unless the Servicer is a Back-up Servicer or its agent, the Credit and Collection Policies, and shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with such servicing and administration that it may deem necessary or desirable. Without limiting the generality of the foregoing and subject to Section 10.1, the Servicer is hereby authorized and empowered (i) unless such power and authority is revoked by the Trustee on account of the occurrence of a Servicer Default pursuant to Section 10.1, to make payment to or for the account of the Transferor of amounts otherwise to be deposited in the Collection Account as set forth in this Agreement, (ii) unless such power and authority is revoked by the Trustee on account of the occurrence of a Servicer Default pursuant to Section 10.1, to instruct the Trustee in writing pursuant to the Daily Report or otherwise to make withdrawals and payments from the Collection Account, any Distribution Account, any Series Account and the Excess Funding Account, in accordance with such instructions as set forth in this Agreement, (iii) unless such power and authority is revoked by the Trustee on account of the occurrence of a Servicer Default pursuant to Section 10.1, to instruct the Trustee in writing to take any action permitted or required under any Enhancement at such time as set forth in this Agreement and any Supplement, (iv) to execute and deliver, on behalf of the Trust for the benefit of the Certificateholders, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Contracts or the related Receivables and, after the delinquency of any Receivable and to the extent permitted under and in compliance with applicable law and regulations, to commence enforcement proceedings with respect to such Receivable or the related Contract, (v) to make any filings, reports, notices, applications, registrations with, and to seek any consents or authorizations from, the Securities and Exchange Commission and any state securities authority on behalf of the Trust as may be necessary or advisable to comply with any federal or state securities or reporting requirements, and (vi) to delegate certain of its servicing, collection, enforcement and administrative duties hereunder with respect to the Contracts and the related Receivables to any Person who agrees to conduct such duties in accordance with the requirements of this Agreement, if such delegation shall be made by a Back-up Servicer, otherwise in accordance with the Credit and Collection Policies; provided, however, that the Servicer shall notify the Trustee in writing of any such delegation; and provided further that the Servicer shall remain jointly and severally liable with such Person. So long as the Servicer's power and authority has not been revoked and to the extent consistent with the provisions of this Agreement, the Trustee agrees that it shall promptly follow the instructions of the Servicer to withdraw funds from the Collection Account, any Distribution Account, any Series Account and the Excess Funding Account, and to take any action required under any Enhancement at such time as required under this Agreement. The Trustee shall execute at the Servicer's written request such documents prepared by the Transferor and acceptable to the Trustee as the Servicer certifies are necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

         (c) The Servicer agrees that, with respect to all Collections, Transferor Collections and other Trust Property or proceeds thereof from time to time received by it, except during the period which precedes the third Business Day following the Date of Processing with respect to any Collections or Transferor Collections received, during which period the Servicer may commingle such Collections and Transferor Collections with its own funds or other property not constituting Trust Property, the Servicer will not commingle Collections, Transferor Collections and other Trust Property or proceeds thereof from time to time received by it with its own funds or other property not constituting Trust Property.

         (d) The Servicer shall not be obligated to use separate servicing procedures, offices or employees for servicing the Contracts and the related Receivables from the procedures, offices and employees used by the Servicer in connection with servicing other contracts and the related receivables.

         Section 3.2 Servicing Compensation. As compensation for its servicing activities hereunder and reimbursement for its expenses as set forth in the immediately following paragraph, the Servicer shall be entitled to receive the Servicing Fee in respect of each Monthly Period prior to the termination of the Trust pursuant to Section 12.1, payable in arrears on each related Distribution Date or on such other date as may be specified and in the manner specified in the applicable Supplement. The portion of the Servicing Fee allocable to each Series with respect to a Monthly Period shall be the amount with respect to such Series specified in clause (a) of the definition of Servicing Fee. The remainder of the Servicing Fee shall be the amount specified in clause (b) of such definition and shall be paid by the Transferor, or retained by the Servicer as provided in Article IV, and in no event shall the Trust, the Trustee, any Enhancement Provider, or the Investor Certificateholders be liable for the share of the Servicing Fee to be paid by the Transferor; provided, to the extent that any portion of the Transferor Interest is subordinated for the benefit of a Series pursuant to the related Supplement, the Servicing Fee allocable to such subordinated portion may be combined and paid in conjunction with the Servicing Fee allocable to such Series if so provided in such Supplement.

         The Servicer shall be responsible for its own expenses, which shall include the amounts due to the Trustee pursuant to Section 11.5 (but only for so long as BTFC shall be the Servicer) and the reasonable fees and disbursements of Independent Public Accountants and all other expenses incurred by the Servicer in connection with its activities hereunder; provided, that the Servicer shall not be liable for any liabilities, costs or expenses of the Trust, the Investor Certificateholders or the Certificate Owners arising under any tax law, including without limitation any federal, state or local income or franchise taxes or any other tax imposed on or measured by income (or any interest, penalties or additions with respect thereto or arising from a failure to comply therewith). The Servicer shall be required to pay such expenses for its own account and shall not be entitled to any payment therefor other than the Servicing Fee. In the event that BTFC or any Successor Servicer (other than a Back-Up Servicer), while the Servicer, fails to pay any amounts due to the Trustee pursuant to Section 11.5, the Trustee shall be entitled to deduct and receive such amounts from the Servicing Fee prior to the payment thereof to the Servicer (but only for so long as BTFC or any Successor Servicer other than a Back-Up Servicer shall be the Servicer), and the obligation of the Trust to pay any such amounts to the Servicer shall thereby be fully satisfied.

         Section 3.3 Representations, Warranties and Covenants of the Servicer. BTFC, as initial Servicer, hereby makes, and any Successor Servicer by its appointment hereunder shall make, the following representations, warranties and covenants on which the Trustee has relied in accepting the Contracts and the related Receivables in trust and in authenticating Certificates issued on any related Closing Date:

         (a) Organization and Good Standing. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation or formation and has the power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

         (b) Due Qualification. The Servicer is duly qualified to do business and is in good standing (or is exempt from such requirements) as a foreign corporation (or other legal entity) in any state where such qualification is necessary in order to service the Contracts and the related Receivables as required by this Agreement and has obtained all necessary licenses and approvals with respect to the Servicer necessary for the due execution, delivery and performance by it of this Agreement as required under federal and state law in order to service the Contracts and the related Receivables as required by this Agreement, and if the Servicer shall be required by any Requirement of Law to so qualify or register or obtain such license or approval, then it shall do so except where the failure to obtain such license or approval does not materially affect the Servicer's ability to perform its obligations hereunder or the enforceability of the Contracts and the related Receivables; provided, however, that, with respect to any Successor Servicer, this representation will be deemed to be satisfied by such successor Servicer if its provisions are true and correct within sixty (60) days of the Servicing Transfer Date.

         (c) Due Authorization. The execution and delivery of this Agreement and the consummation of the transactions provided for herein, have been duly authorized by the Servicer by all necessary corporate action on the part of the Servicer.

         (d) Binding Obligation. This Agreement and the consummation of the transactions provided for herein, constitutes a legal, valid and binding obligation of the Servicer, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, affecting the enforcement of creditors' rights in general and as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

         (e) No Violation. The execution and delivery of this Agreement by the Servicer, and the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof applicable to the Servicer, will not violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Requirement of Law applicable to the Servicer or any material indenture, contract, agreement, mortgage, deed of trust or other material instrument to which the Servicer is a party or by which it is bound.

         (f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Servicer, threatened against the Servicer before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that would materially and adversely affect the performance by the Servicer of its obligations under this Agreement, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement, seeking any determination or ruling that would materially and adversely affect the payment or enforceability of the Receivables taken as a whole or (v) seeking to affect adversely the tax attributes of the Trust.

         (g) Compliance with Requirements of Law. The Servicer shall duly satisfy all obligations on its part to be fulfilled under or in connection with each Contract and the related Receivable, will maintain in effect all qualifications required under Requirements of Law in order to service properly each Contract and the related Receivable and will comply in all material respects with all other Requirements of Law in connection with servicing each Contract and the related Receivable the failure to comply with which would have a material adverse effect on the Certificateholders or any Enhancement Provider.

         (h) Protection of Certificateholders' Rights. Except as may be required to comply with Requirements of Law, the Servicer shall take no action which, nor omit to take any action the omission of which, would impair the rights of Certificateholders in any Contract or the related Receivable or the rights of any Enhancement Provider, nor shall it reschedule, revise or defer payments due on any Contract and the related Receivable except as provided in subsection 2.5(c).

         (i) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Governmental Authority required in connection with the execution and delivery of this Agreement and the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof, have been obtained; provided, however, that the Servicer makes no representation or warranty regarding state securities or "Blue Sky" laws in connection with the distribution of the Certificates and if TCB is the Servicer shall additionally make no representation or warranty regarding federal securities laws in connection with the distribution of the Certificates.

         (j) Rescission or Cancellation. The Servicer shall not permit any rescission or cancellation of any Contract or the related Receivable except as ordered by a court of competent jurisdiction or other Governmental Authority or in accordance with the Credit and Collection Policy or the normal operating procedures of the Servicer.

         (k) Receivables Not to Be Evidenced by Promissory Notes. Except in connection with its enforcement or collection of a Receivable (in which case any such promissory note is to be made in the name of the Trust on behalf of the Certificateholders), the Servicer will take no action to cause any Receivable to be evidenced by an instrument (as defined in the UCC as in effect in the Relevant UCC State). Except in such circumstances, the Servicer will take no action to cause any Receivable to be anything other than an "account" or "general intangible" not constituting "chattel paper" (as defined in the UCC as in effect in the Relevant UCC State). Notwithstanding the foregoing, the Servicer's compliance with existing and future statutes and regulations applicable to the Servicer's business shall not constitute a violation of this covenant, but to the extent that such compliance may result in the characterization of any evidence of a Receivable as an instrument, the Servicer shall undertake all steps necessary to enable the Transferor and the Trust to obtain a first priority perfected security interest in such instrument in accordance with the Purchase Agreement and this Agreement.

         (l) Principal Place of Business. The Servicer shall at all times maintain its principal executive offices within the United States, and shall provide prompt notice to the Trustee and each Rating Agency of any change in the address of such principal executive office.

         Upon discovery by the Transferor, the Servicer or a Responsible Officer of the Trustee of a breach of any of the foregoing representations, warranties and covenants, the party discovering such breach shall give written notice to the others immediately upon obtaining knowledge of such breach.

         Section 3.4       Reports and Records for the Trustee.

         (a) Daily Records. Upon reasonable prior notice by the Trustee, the Servicer shall make available at an office of the Servicer (or other location designated by the Servicer if such records are not accessible by the Servicer at an office of the Servicer) selected by the Servicer for inspection by the Trustee or an agent thereof (reasonably acceptable to the Servicer unless legally required in connection with regulation of the Trustee) on a Business Day during the Servicer's normal business hours a record setting forth (i) the Collections on the Receivables, (ii) the amount of Receivables, and (iii) such other information relating to the Receivables as may reasonably have been requested in such prior notice to the extent readily available to the Servicer in the ordinary course of business, in each case for the Business Day preceding the date of the inspection. The Servicer shall, at all times, maintain its computer files with respect to the Contracts and the related Receivables in such a manner so that the Receivables may be specifically identified and, upon reasonable prior request of the Trustee, shall make available to the Trustee, at an office of the Servicer (or other location designated by the Servicer if such computer files are not located at an office of the Servicer) selected by the Servicer, on any Business Day of the Servicer during the Servicer's normal business hours, any computer programs, reports, files or data necessary to make such identification. The Servicer, however, will not notify club members of the transfer of the Contracts and Receivables to the Transferor or Trust.

         (b) Daily Report.

                           (i) On each Business Day the Servicer shall prepare a completed Daily Report substantially in the form of Exhibit B hereto.

                           (ii) The Servicer shall deliver to the Trustee (and the Paying Agent if other than the Trustee) the Daily Report by 1:00 p.m. (Central Standard time) on each Business Day with respect to Collections received and activity in the Receivables for the third preceding Business Day (or, in the case of a Daily Report delivered on the third Business Day following a Saturday, Sunday or other non-Business Day, or following the first day of any calendar month if otherwise a Business Day, the aggregate Collections received and activity in the Receivables for the preceding Business Day and such preceding non-Business Days or first day of the month).

                           (iii) Upon discovery of any error or receipt of notice of any error in any Daily Report, the Servicer, the Transferor and the Trustee shall arrange to confer and shall agree upon any adjustments necessary to correct any such errors. The Servicer, the Transferor and the Trustee shall each use its best efforts to correct any such errors as soon as practicable, and in any event by the Determination Date which relates to the Monthly Period with respect to which such error occurs. If any such error is material, the Trustee shall provide notice thereof to each Investor Certificateholder and shall retain all Collections which would otherwise be paid from the Trust (or, provided the Investor Certificateholders shall have been notified of such error, such lesser amount as the Trustee and the Servicer shall agree to be necessary to cover any such error) in the Collection Account until such material error is corrected. Unless the Trustee has received written notice of any error or discrepancy, the Trustee may rely on each Daily Report delivered to it for all purposes hereunder.

         (c) Settlement Statement. On the Determination Date prior to each Distribution Date, the Servicer shall, prior to 3:00 p.m. (New York City time) on such day, deliver to the Trustee (and the Paying Agent if other than the Trustee) the Settlement Statement for the related Monthly Period substantially in the form of Exhibit C hereto, including the following information (which, in the case of clauses (iii), (iv) and (v) below, will be stated on the basis of an original principal amount of $1,000 per Certificate):
(i) the aggregate amount of Collections received in the Collection Account for the Monthly Period preceding such Determination Date and the aggregate amount of Imputed Yield Collections and the aggregate amount of Principal Collections processed during such Monthly Period; (ii) with respect to the preceding Monthly Period for each Series of Certificates the aggregate amount of the applicable Investor Percentage of Principal Collections, and the aggregate amount of the applicable Investor Percentage of Imputed Yield Collections; (iii) for each Series and for each Class within any such Series, the total amount to be distributed to Investor Certificateholders on the next succeeding Distribution Date; (iv) for each Series and for each Class within any such Series, the amount of such distribution to Certificateholders allocable to principal; (v) for each Series and for each Class within any such Series, the amount of such distribution to Certificateholders allocable to interest; (vi) for each Series and for each Class within any such Series, the Investor Default Amount for the immediately preceding Monthly Period; (vii) for each Series and for each Class within any such Series, the amount of the Investor Charge-Offs and the amount of the reimbursements of Investor Charge-Offs for such Distribution Date; (viii) for each Series, the monthly Servicing Fee for such Distribution Date; (ix) for each Series, the existing deficit controlled amortization amount, if applicable;
(x) the Aggregate Principal Receivables in the Trust at the close of business on the last day of the Monthly Period preceding such Distribution Date; (xi) for each Series and for each Class within any such Series, the Invested Amount at the close of business on the last day of the Monthly Period immediately preceding such Distribution Date; (xii) the available amount of any Enhancement for each Series and for each Class within any such Series, if any; (xiii) for each Series and for each Class within any such Series, the Pool Factor as of the end of the related Monthly Period; (xiv) whether a Pay-Out-Event or a Prospective Pay-Out-Event with respect to any Series, or a Servicer Default, shall have occurred during or with respect to the related Monthly Period; (xv) the aggregate amount of Dilutions and the amount of any deposits into the Excess Funding Account resulting therefrom for the related Monthly Period; (xvi) the aggregate amount of such Dilutions allocated to each Series and each Class within any such Series, if applicable; and (xvii) such other calculations as may be required by any Supplement. The Trustee shall be under no duty to recalculate, verify or recompute the information supplied to it under this
Section 3.4 or such other matters as are set forth in any Settlement Statement. The Servicer shall also provide a copy of the Settlement Statement in a prompt manner to each Rating Agency.

         Section 3.5 Annual Servicer's Certificate. The Servicer will deliver, in accordance with Section 13.5, to the Trustee, any Enhancement Provider and each Rating Agency, within 100 days of the end of each fiscal year, beginning with the 1996 fiscal year, an Officer's Certificate substantially in the form of Exhibit D stating that (a) a review of the activities of the Servicer during the preceding fiscal year and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (b) to such officer's knowledge, based on such review, the Servicer has fully performed all its obligations under this Agreement throughout such period, or, if there has been a default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof and remedies being pursued. A copy of such certificate may be obtained by any Investor Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office. Notwithstanding the foregoing, the requirements of this Section 3.5 shall not apply to a Back-Up Servicer which becomes Successor Servicer hereunder.

         Section 3.6 Annual Independent Accountants' Management Letter. Within 100 days of the end of each fiscal year (beginning with the 1996 fiscal year), the Servicer at its expense shall cause a firm of Independent Public Accountants (who may also render other services to the Servicer or the Transferor) to issue to Bally a "management letter" addressed to members of its Board of Directors with respect to the prior fiscal year, a copy of which shall be provided to the Trustee and each Rating Agency, to the effect that such firm has considered the internal accounting controls of Bally (of which BTFC is a subsidiary) in connection with their audit of the consolidated financial statements of Bally for such year, which letter shall identify any internal control weaknesses that would materially adversely affect the servicing of the Receivables. Notwithstanding the foregoing, the requirements of this Section 3.6 shall not apply to a Back-Up Servicer which becomes Successor Servicer hereunder.

         Section 3.7 Tax Treatment. The Transferor has structured this Agreement and the Investor Certificates intending for the Investor Certificates to qualify under applicable federal, state, local and foreign tax law as indebtedness. Except to the extent expressly specified to the contrary in any Supplement, the Transferor, the Servicer, the Trustee, the Holder of the Exchangeable Transferor Certificate, each Investor Certificateholder and each Certificate Owner agree to treat and to take no action inconsistent with the treatment of the Investor Certificates (or beneficial interest therein) as indebtedness that is secured by the Trust Property for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Investor Certificateholder and the Holder of the Exchangeable Transferor Certificate, by acceptance of its Certificate and each Certificate Owner, by acquisition of a beneficial interest in a Certificate, agree to be bound by the provisions of this Section 3.7. Each Certificateholder agrees that it will cause any Certificate Owner acquiring an interest in a Certificate through it to agree to comply with this Agreement as to treatment as indebtedness under applicable tax law, as described in this Section 3.7. Furthermore, subject to Section 11.11, the Trustee shall treat the Trust as a security device only, and shall not file tax returns or obtain an employer identification number on behalf of the Trust.

         Section 3.8       Adjustments.

         (a) If the Servicer adjusts downward the amount of any Eligible Receivable because of (i) a cancellation permitted under the terms of the related Contract, (ii) a rebate, refund or allowance offered to Obligors in connection with promotional or incentive programs (including without limitation any cash out programs), (iii) its customary policy of writing off small balances that do not justify the administrative expense of collection, or (iv) correction of an erroneous charge to an Obligor, or if the Servicer otherwise adjusts downward the amount of any Eligible Receivable without receiving Collections therefor or without charging off such amount as uncollectible, or if any Eligible Receivable is discovered as having been created fraudulently or with respect to which the covenant contained in subsection 2.5(b) was breached, then the amount of any such reduction in the Principal Balance of such Eligible Receivable or, in the case of an Eligible Receivable created fraudulently or breach of the covenant in subsection 2.5(b), the entire Principal Balance of such Eligible Receivable, shall constitute a "Dilution" as of the effective date of such adjustment downward or discovery. Pursuant to subsection 4.3(b), unless otherwise specified in any Supplement pursuant to subsection 4.3(d) hereof, the Dilutions for each Business Day during a Monthly Period shall be allocated solely to the Holder of the Exchangeable Transferor Certificate and, in any such case, the Transferor Interest will be reduced by the amount of such Dilutions allocated (or, if provided in any Supplement, reallocated) to the Holder of the Exchangeable Transferor Certificate for such Business Day. To the extent Dilutions are allocated to any Series pursuant to the applicable Supplement, the Invested Amount of such Series will be reduced by the amount of Dilutions allocated to such Series for such Business Day unless otherwise paid or reallocated to the Holder of the Exchangeable Transferor Certificate pursuant to such Supplement. Regardless of whether Dilutions are allocated to the Holder of the Exchangeable Transferor Certificate or to one or more Series or Classes within any such Series, the aggregate amount of the Principal Receivables used to calculate the Investor Percentages applicable to any Series (and allocation percentages related to the Available Subordination Amount for such Series, if applicable) will be reduced by the amount of Dilutions for any Business Day. Any reduction to the Transferor Interest required by the allocation of Dilutions to the Holder of the Exchangeable Transferor Certificate shall be made on the effective date of each such Dilution, or as soon thereafter as reasonably practicable, but in no event later than the end of the Monthly Period in which such Dilution arises. In the event that, following any such allocation and reduction, the Transferor Interest would be less than the Minimum Transferor Interest, the Servicer shall immediately make a deposit of the Shared Principal Collections that would otherwise be distributed to the Transferor into the Excess Funding Account, to the extent allocable to such Series, in immediately available funds prior to the next succeeding Business Day in an amount equal to the amount by which the Transferor Interest would be reduced below the Minimum Transferor Interest as a result of such allocation and reduction. In the event that (i) following any such allocation and reduction, the Transferor Interest would be less than the Minimum Transferor Interest, (ii) as a result thereof a deposit into the Excess Funding Account is required pursuant to the preceding sentence, and (iii) Shared Principal Collections that would otherwise be distributed to the Transferor are insufficient to make such deposit in full, then the Transferor shall make a deposit into the Excess Funding Account in immediately available funds no later than the next succeeding Business Day in an amount equal to the amount of such shortfall. Any amount required to be deposited into the Excess Funding Account in connection with Dilutions (an "Adjustment Payment") shall be applied in accordance with Article IV and the terms of each Supplement. Any Adjustment Payment Shortfall resulting from the failure of the Transferor to make an Adjustment Payment pursuant to this subsection 3.8(a) shall be allocated among the Series based on the Series Allocation Percentage.

         (b) If (i) the Servicer makes a deposit into the Collection Account in respect of a Collection of a Receivable and such Collection was received in the form of a check or by credit card, charge card or debit card which is not honored for any reason or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Receivable in respect of which a dishonored payment is received shall be deemed not to have been paid. Notwithstanding the first two sentences of this paragraph, any adjustments made pursuant to this paragraph will be reflected in a current report but will not change any amount of Collections previously reported pursuant to subsection 3.4(b), provided, that if after giving effect to any adjustment made pursuant to this subsection (b) the Transferor Interest would be less than the Minimum Transferor Interest, the Transferor shall deposit into the Excess Funding Account an amount equal to the lesser of (i) the amount by which the Transferor Interest would be less than the Minimum Transferor Interest, and (ii) the amount of any overpayment received by the Transferor from amounts subject to such adjustment.

         Section 3.9 Notices to BTFC. In the event that BTFC or any Affiliate thereof is no longer acting as Servicer, any Successor Servicer appointed pursuant to Section 10.2 shall deliver or make available to BTFC each certificate and report required to be prepared, forwarded or delivered thereafter pursuant to Sections 3.4, 3.5 and 3.6.

         Section 3.10 Certain Matters Affecting a Back-Up Servicer as the Successor Servicer. In the event that a Back-Up Servicer is appointed as Successor Servicer hereunder, it shall be entitled to the following rights, remedies and protections in carrying out its duties as Servicer hereunder: (i) it shall not be liable for any act or omission in carrying out its duties hereunder except for its own negligence, reckless disregard of its duties, bad faith or willful misconduct; (ii) it may rely on and be fully protected in acting or refraining from acting in accordance with any resolution, certificate, letter, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, or other documents received by it which it has reason to believe is genuine and signed or presented to it by a proper party; (iii) it may consult with counsel, and any opinion from such counsel (so long as such counsel is not an employee of the Successor Servicer or an employee of an Affiliate of the Successor Servicer) shall be full and complete authorization and protection in respect of any action taken, suffered, or omitted by the Successor Servicer in good faith in accordance with such opinion; and (iv) it shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of its duties hereunder if it reasonably believes that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                              [End of Article III]

                                   ARTICLE IV

                   RIGHTS OF CERTIFICATEHOLDERS AND ALLOCATION
                         AND APPLICATION OF COLLECTIONS

         Section 4.1 Rights of Certificateholders. Each Series of Investor Certificates shall represent Undivided Interests in the Trust, including the benefits of any Enhancement issued with respect to such Series and the right to receive the Collections and other amounts at the times and in the amounts specified in this Article IV to be deposited in the Investor Accounts or to be paid to the Investor Certificateholders of such Series; provided, however, that the aggregate interest represented by such Certificates at any time in the Principal Receivables and other Trust Property shall not exceed an amount equal to the Invested Amount of such Certificates. The Exchangeable Transferor Certificate shall represent the remaining undivided interest in the Trust, including the right to receive the Collections, the Transferor Collections and other amounts at the times and in the amounts specified in this Article IV to be paid to the Holder of the Exchangeable Transferor Certificate; provided, however, that the aggregate interest represented by such Certificate at any time in the Principal Receivables shall not exceed the Transferor Interest at such time and such Certificate shall not represent any interest in the Investor Accounts, except as provided in this Agreement, or the benefits of any Enhancement issued with respect to any Series.

         Section 4.2       Establishment of Accounts.

         (a) The Collection Account. The Trustee, for the benefit of the Certificateholders, shall cause to be established and maintained in the name of the Trustee, on behalf of the Certificateholders, a segregated trust account (the "Collection Account") within its corporate trust department, which shall be a Qualified Account within the meaning of clause (a) of the definition thereof, and which shall bear a designation clearly indicating that such account is the Collection Account and that the funds deposited therein are held in trust for the benefit of the Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Collection Account and in all proceeds thereof. The Collection Account shall, except as otherwise provided herein, be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. Pursuant to subsection 3.1(b), the Servicer shall have the power, revocable by the Trustee upon the occurrence of a Servicer Default pursuant to Section 10.1, to make payment to or for the account of the Transferor of amounts otherwise to be deposited in the Collection Account as set forth in this Agreement, and to instruct the Trustee in writing pursuant to the Daily Report or otherwise to make withdrawals and payments from the Collection Account for the purpose of carrying out the Servicer's or the Trustee's duties under this Agreement or any Supplement. If, at any time, the Collection Account ceases to be a Qualified Account by reason of the Trustee holding such account, then the Trustee shall establish within 10 Business Days a new Collection Account as a Qualified Account (meeting the requirements of clause (a), (b) or (c) of such definition), transfer any cash and/or investments to such new Collection Account, and from the date such new Collection Account is established, it shall be the "Collection Account."

         (b) Distribution Accounts. The Trustee, for the benefit of the Investor Certificateholders of each Series, shall cause to be established and maintained in the name of the Trustee, on behalf of the Investor Certificateholders of such Series, a segregated trust account for each Series (a "Distribution Account") within its corporate trust department, which shall be a Qualified Account within the meaning of clause (a) of the definition thereof, and which shall bear a designation clearly indicating that such account is a Distribution Account and that the funds deposited therein are held in trust for the benefit of the Investor Certificateholders of such Series. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in each Distribution Account and in all proceeds thereof. Each Distribution Account shall, except as otherwise provided herein, be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders of the related Series. Pursuant to the authority granted to the Paying Agent herein, the Paying Agent shall have the power, revocable by the Trustee, to make withdrawals and payments from each Distribution Account for the purpose of carrying out the Paying Agent's duties hereunder. If, at any time, a Distribution Account ceases to be a Qualified Account by reason of the Trustee holding such account, then the Trustee shall establish within 10 Business Days a new Distribution Account as a Qualified Account (meeting the requirements of clause (a), (b) or (c) of such definition), transfer any cash and/or investments to such new Distribution Account, and from the date such new Distribution Account is established, it shall be the "Distribution Account" for the related Series.

         (c) The Excess Funding Account. The Trustee, for the benefit of the Certificateholders, shall cause to be established and maintained in the name of the Trustee, on behalf of the Certificateholders, a segregated trust account (the "Excess Funding Account") within its corporate trust department, which shall be a Qualified Account within the meaning of clause (a) of the definition thereof, and which shall bear a designation clearly indicating that such account is the Excess Funding Account and that the funds deposited therein are held in trust for the benefit of the Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Excess Funding Account and in all proceeds thereof. The Excess Funding Account shall, except as otherwise provided herein (including without limitation in subsection 4.3(f)), be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. Pursuant to subsection 3.1(b), the Servicer shall have the power, revocable by the Trustee upon the occurrence of a Servicer Default pursuant to Section 10.1, to instruct the Trustee in writing pursuant to the Daily Report or otherwise to make withdrawals and payments from the Excess Funding Account for the purpose of carrying out the Servicer's or the Trustee's duties under this Agreement or any Supplement. If, at any time, the Excess Funding Account ceases to be a Qualified Account by reason of the Trustee holding such account, then the Trustee shall establish within 10 Business Days a new Excess Funding Account as a Qualified Account and otherwise meeting the conditions specified above, transfer any cash and/or any investments to such new Excess Funding Account and from the date such new Excess Funding Account is established, it shall be the "Excess Funding Account."

         (d) Administration of the Collection Account. Funds on deposit in the Collection Account shall at all times be invested by the Trustee in Cash Equivalents in accordance with written instructions from the Servicer as provided below or, in the absence of such instructions, in the Designated Cash Equivalent. Any such investment shall mature and such funds shall be available for withdrawal on or prior to the Transfer Date following the Monthly Period in which such funds were processed for collection. The Trustee shall maintain for the benefit of the Investor Certificateholders possession of the negotiable instruments or securities evidencing the Cash Equivalents described in clause
(a) of the definition thereof from the time of purchase thereof until the time of sale or maturity. To the extent such Cash Equivalents are held in book-entry form, the Trustee shall cause the book-entry registration with respect thereto to show that the ownership of such Cash Equivalents is in the name of the Trustee or its financial intermediary. All interest and earnings (net of losses and investment expenses) on funds on deposit in the Collection Account shall be retained in the Collection Account and shall be treated as Imputed Yield Collections from the Monthly Period in which such interest and earnings were actually deposited into the Collection Account. Subject to the restrictions set forth above, the Servicer, or a Person designated in writing by the Servicer, of which the Trustee shall have received written notification, shall have the authority to instruct the Trustee with respect to the investment of funds on deposit in the Collection Account. Any investment instructions to the Trustee shall be in writing, and shall be given no later than 1:00 p.m. (Central Standard Time) on a Business Day that such investment is proposed to be made. All interest and earnings (net of losses and investment expenses) on funds on deposit in the Collection Account, in the Excess Funding Account and, unless otherwise provided in the applicable Supplement, on any other Investor Account established and maintained from time to time, shall be reported for federal and applicable state income tax purposes under the federal tax identification number of the Transferor as income of the Transferor.

         (e) Status of Certain Investments in Trust Accounts. The Transferor agrees and acknowledges that the Trustee is to have "control" (within the meaning of Section 8-102 of the UCC as enacted in Illinois) of investments held in the Collection Account, any Distribution Account, the Excess Funding Account or any Series Account, which are comprised of "Investment Property" (within the meaning of Section 9-115 of the UCC as enacted in Illinois) for all purposes of this Agreement.

         Section 4.3       Collections and Allocations.

         (a) Collections. For purposes of the deposits to the Collection Account hereinafter provided for, the Servicer may, at its option, make net deposits such that the Servicer need not deposit the Transferor Collections, or any other amounts allocated to the Exchangeable Transferor Certificate into the Collection Account unless otherwise provided in any Supplement, and if making such net deposits shall pay, or be deemed to pay, the Transferor Collections and such other amounts to the Holder of the Exchangeable Transferor Certificate.

         Obligors shall be directed to make payments on the Receivables to the Servicer who shall deposit all such payments, to the extent constituting either Collections or Transferor Collections on the Receivables, in the Collection Account no later than the third Business Day following the Date of Processing thereof, subject to the right of the Servicer to make net deposits as provided above. Prior to remitting all such Collections and Transferor Collections (as identified by the Servicer) to the Collection Account, the Servicer shall identify the amounts included within such payments from Obligors as constitute Released Amounts and, in accordance with subsection 2.1(h) of the Purchase Agreement, the Transferor hereby authorizes and directs the Servicer, for so long as BTFC shall be the Servicer, to retain all such Released Amounts for its own account (provided, that if BTFC shall not be the Servicer, the Servicer shall remit such Released Amounts to BTFC unless otherwise directed by the Transferor).

         The Servicer shall allocate such Collections and Transferor Collections to each Series of Investor Certificates and to the Holder of the Exchangeable Transferor Certificate in accordance with this Article IV and shall cause the Trustee to withdraw the required amounts from the Collection Account or pay such amounts to the Holder of the Exchangeable Transferor Certificate in accordance with this Article IV. Pursuant to authority granted to it pursuant to subsection 3.1(b), the Servicer shall have the power, revocable by the Trustee, to withdraw or pay, or to instruct the Trustee to withdraw or pay, such amounts for the purpose of carrying out the Servicer's or the Trustee's duties hereunder. The Servicer shall make such deposits or payments on the date indicated herein by wire transfer or as otherwise provided in the Supplement for any Series of Certificates with respect to such Series.

         (b) Allocations for the Exchangeable Transferor Certificate. Throughout the existence of the Trust, unless otherwise stated in any Supplement, with respect to each Business Day the Servicer shall allocate to the Holder of the Exchangeable Transferor Certificate an amount equal to the product of the Transferor Percentage and each of (i) the aggregate amount of Imputed Yield Collections which are deposited in the Collection Account with respect to such Business Day, and shall pay such amount (together with any corresponding amount allocable to the Holder of the Exchangeable Transferor Certificate pursuant to subsection 4.3(c)) to the Holder of the Exchangeable Transferor Certificate on such date of deposit, (ii) the aggregate amount of Principal Collections which are deposited into the Collection Account with respect to such Business Day, and shall pay such amount (together with any corresponding amount allocable to the Holder of the Exchangeable Transferor Certificate pursuant to subsection 4.3(c)) to the Holder of the Exchangeable Transferor Certificate on such date of deposit, and (iii) the aggregate Default Amount with respect to all Defaulted receivables for such Business Day, and shall reduce the Transferor Interest by such amount (together with any corresponding amount allocable to the Holder of the Exchangeable Transferor Certificate pursuant to subsection 4.3(c)), and also shall allocate to the Holder of the Exchangeable Transferor Certificate 100% of the aggregate Dilutions for such Business Day, and shall reduce the Transferor Interest by such amount as provided in subsection 3.8(a), provided, however, that unless otherwise stated in any Supplement, amounts payable to the Holder of the Exchangeable Transferor Certificate pursuant to either clause (i) or (ii) above shall instead be deposited in the Excess Funding Account to the extent necessary to prevent the Transferor Interest from being less than the Minimum Transferor Interest. In addition, throughout the existence of the Trust, unless otherwise stated in any Supplement, with respect to each Business Day the Servicer shall allocate to the Holder of the Exchangeable Transferor Certificate an amount equal to all Transferor Collections which are deposited into the Collection Account, and shall pay such amount to the Holder of the Exchangeable Transferor Certificate on such date of deposit.

         (c) Allocations for Available Subordination Amounts. To the extent that on any Business Day one or more outstanding Series of Certificates has the benefit of a related Available Subordination Amount, then Principal Collections, Imputed Yield Collections, Defaulted Receivables and, if provided in the related Supplement, Dilutions for such Business Day shall be allocated to the Available Subordination Amount for each such Series based on the ASA Allocation Percentage to be used for such category of Collections or Receivables for such Business Day as specified in the related Supplement. The amounts so allocated for each category of Collections or Receivables shall be further allocated to the Holder of the Exchangeable Transferor Certificate, combined with the amounts in each such category otherwise allocated to the Holder of the Exchangeable Transferor Certificate and treated as provided in subsection 4.3(b) with respect to each such category on such day, except as otherwise provided in the Supplement for any such Series.

         (d) Allocation for Series. Throughout the existence of the Trust, unless otherwise stated in any Supplement, with respect to each Business Day,
(i) the amount of Imputed Yield Collections which are deposited in the Collection Account with respect to such Business Day and which are allocable to each Series shall be determined by multiplying the aggregate amount of such Imputed Yield Collections by the Floating Allocation Percentage for such Series,
(ii) the amount of Principal Collections which are deposited in the Collection Account with respect to such Business Day and which are allocable to each Series shall be determined by multiplying the aggregate amount of such Principal Collections by (A) during the Revolving Period for a

Series, the Floating Allocation Percentage for such Series and (B) during any Amortization Period for a Series, the Fixed/Floating Allocation Percentage for such Series, (iii) the aggregate Default Amount with respect to all Defaulted Receivables for such Business Day which are allocable to each Series shall be determined by multiplying such aggregate Default Amount by the Floating Allocation Percentage for such Series, (iv) the Dilutions, if any, allocable to each Series shall be determined in the manner stated in the related Supplement and (v) Adjustment Payment Shortfalls, if any, shall be allocated among Series based on the Series Allocation Percentage.

         The Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, cause the Trustee to withdraw the required amounts from the Collection Account and cause the Trustee to deposit such amounts into the Excess Funding Account or any Series Account or pay such amounts to the Holder of the Exchangeable Transferor Certificate in accordance with the provisions of this Article IV.

         (e) Unallocated Principal Collections; Excess Funding Account. On each Business Day, Shared Principal Collections shall be allocated to each outstanding Series pro rata based on the Principal Shortfall, if any, for each such Series. The Servicer shall pay any remaining Shared Principal Collections on such Business Day to the Transferor; provided, that if the Transferor Interest (after giving effect to any amounts excluded therefrom pursuant to any Supplement) as determined on such Business Day does not exceed the Minimum Transferor Interest, then such remaining Shared Principal Collections shall be deposited in the Excess Funding Account to the extent necessary to increase the Transferor Interest above the Minimum Transferor Interest; provided, further, that if an Amortization Period has commenced and is continuing with respect to more than one outstanding Series, such remaining Shared Principal Collections shall be allocated to such Series pro rata based on the Investor Percentage for Principal Collections applicable for such Series.

         (f) Amounts in Excess Funding Account. Amounts on deposit in the Excess Funding Account on any Business Day shall be invested by the Trustee in Cash Equivalents in accordance with written instructions from the Servicer (which instructions shall satisfy the requirements of subsection 4.2(d) with respect to instructions given thereunder) or, in the absence of such instructions, in the Designated Cash Equivalent. Any such investment shall mature and such funds shall be available for withdrawal on or prior to the next Business Day on which amounts may be released from the Excess Funding Account. All interest and earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account shall be deposited in the Collection Account and treated as Imputed Yield Collections, such deposit to be made no later than the last day of the Monthly Period in which such earnings arise. If on any Business Day other than a Business Day on which a a Pay- Out-Event or Prospective Pay-Out-Event has occurred and is continuing, the Transferor Interest (after giving effect to any amounts excluded therefrom pursuant to any Supplement) is greater than the Minimum Transferor Interest, amounts on deposit in the Excess Funding Account may, at the option of the Transferor, be released to the Holder of the Exchangeable Transferor Certificate to the extent of such excess. On the first Business Day of the Rapid Amortization Period for any Series, funds on deposit in the Excess Funding Account shall be deposited into the Distribution Account for such Series to the extent of the lesser of (i) the Invested Amount of such Series and (ii) the amount then on deposit in the Excess Funding Account, provided, that if any other Series is then outstanding, such deposit into the Distribution Account shall be limited to an amount equal to the Series Allocation Percentage (for the Series beginning its Rapid Amortization Period) of the amount then on deposit in the Excess Funding Account if, after giving effect to a deposit of the full amount, the Transferor Interest would be less than the Minimum Transferor Interest. In the event that more than one Series begins its Rapid Amortization Period at the same time, subject to the proviso to the preceding sentence amounts shall be paid out of the Excess Funding Account to each such Series pro rata based on the Investor Percentage for Principal Collections applicable for such Series.

       [THE REMAINDER OF ARTICLE IV IS RESERVED AND SHALL BE SPECIFIED IN
                   ANY SUPPLEMENT WITH RESPECT TO ANY SERIES]

                               [End of Article IV]

                                    ARTICLE V

         [ARTICLE V IS RESERVED AND SHALL BE SPECIFIED IN ANY SUPPLEMENT
                           WITH RESPECT TO ANY SERIES]

                               [End of Article V]

                                   ARTICLE VI

                                THE CERTIFICATES

         Section 6.1 The Certificates. Subject to Section 6.10, the Investor Certificates of each Series and any Class shall be issued in fully registered form (the "Registered Certificates"), and shall be substantially in the form of the exhibits with respect thereto attached to the related Supplement. The Exchangeable Transferor Certificate shall be substantially in the form of Exhibit A. The Investor Certificates and the Exchangeable Transferor Certificate shall, upon issue pursuant hereto or to Section 6.9 or Section 6.10, be executed and delivered by the Transferor to the Trustee for authentication and redelivery as provided in Sections 2.1 and 6.2. Any Investor Certificate shall be issuable in a minimum denomination of $1,000,000 Undivided Interest and integral multiples of $1,000 in excess thereof, unless otherwise specified in any Supplement, and shall be issued upon original issuance in an original aggregate principal amount equal to the Initial Invested Amount. The Exchangeable Transferor Certificate shall be issued as a single certificate. Each Certificate shall be executed by manual or facsimile signature on behalf of the Transferor by its President or any Vice President. Certificates bearing the manual or facsimile signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Transferor or the Trustee shall not be rendered invalid, notwithstanding that such individual has ceased to be so authorized prior to the authentication and delivery of such Certificates or does not hold such office at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been validly issued and duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

         Section 6.2 Authentication of Certificates. Contemporaneously with the initial assignment and transfer of the Receivables, whether now existing or hereafter created and the other components to the Trust, the Trustee shall authenticate and deliver the initial Series of Investor Certificates, upon the written order of the Transferor. Upon the issuance of such Investor Certificates, such Investor Certificates shall be validly issued, fully paid and non-assessable. The Trustee shall authenticate and deliver the Exchangeable Transferor Certificate to the Transferor simultaneously with its delivery of the initial Series of Investor Certificates. Upon an Exchange as provided in Section
6.9 and the satisfaction of certain other conditions specified therein, the Trustee shall authenticate and deliver the Investor Certificates of additional Series (with the designation provided in the related Supplement), upon the written order of the Transferor. Upon the written order of the Transferor, the Certificates of any Series shall be duly authenticated by or on behalf of the Trustee, in authorized denominations equal to (in the aggregate) the Initial Invested Amount of such Series of Investor Certificates. If specified in the related Supplement for any Series, the Trustee shall authenticate Book-Entry Certificates that are issued upon original issuance thereof, upon the written order of the Transferor, to a Clearing Agency or its nominee as provided in
Section 6.10.

         Section 6.3       Registration of Transfer and Exchange of Certificates

         (a) The Trustee shall cause to be kept at the office or agency to be maintained by a transfer agent and registrar (the "Transfer Agent and Registrar") in accordance with the provisions of Section 11.16, a register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Transfer Agent and Registrar shall provide for the registration of the Investor Certificates of each Series (unless otherwise provided in the related Supplement) and of transfers and exchanges of the Investor Certificates as herein provided. Whenever reference is made in this Agreement to the transfer or exchange of the Certificates by the Trustee, such reference shall be deemed to include the transfer or exchange on behalf of the Trustee by a Transfer Agent and Registrar. The Trustee is hereby initially appointed Transfer Agent and Registrar for the purposes of registering the Investor Certificates and transfers and exchanges of the Investor Certificates as herein provided. Any reference in this Agreement to the Transfer Agent and Registrar shall include any co-transfer agent and co-registrar unless the context otherwise requires. The Trustee shall be permitted to resign as Transfer Agent and Registrar upon 30 days' written notice to the Servicer. In the event that the Trustee shall no longer be the Transfer Agent and Registrar, the Transferor shall appoint a successor Transfer Agent and Registrar. If any Series with respect to which Book Entry Certificates were originally issued is no longer issued as Book-Entry Certificates, then the Servicer may appoint a successor Transfer Agent and Registrar.

         Upon surrender for registration of transfer of any Certificate at any office or agency of the Transfer Agent and Registrar maintained for such purpose, the Transferor shall execute, subject to the provisions of subsection 6.3(c), and the Trustee shall (unless the Transfer Agent and Registrar is different than the Trustee, in which case the Transfer Agent and Registrar shall) authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of like aggregate Undivided Interests.

         At the option of any Holder of Registered Certificates, Registered Certificates may be exchanged for other Registered Certificates of the same Series in authorized denominations of like aggregate Undivided Interests in the Trust, upon surrender of the Registered Certificates to be exchanged at any office or agency of the Transfer Agent and Registrar maintained for such purpose.

         Whenever any Investor Certificates of any Series are so surrendered for exchange, the Transferor shall execute, and the Trustee shall (unless the Transfer Agent and Registrar is different than the Trustee, in which case the Transfer Agent and Registrar shall) authenticate and deliver, the Investor Certificates of such Series which the Certificateholder making the exchange is entitled to receive. Every Investor Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder thereof or his attorney-in-fact duly authorized in writing.

         The preceding provisions of this Section 6.3 notwithstanding, the Trustee or the Transfer Agent and Registrar, as the case may be, shall not be required to register the transfer of or exchange any Investor Certificate of any Series for the period from the Record Date preceding the due date for any payment to the Distribution Date with respect to the Investor Certificates of such Series.

         Unless otherwise provided in the related Supplement, no service charge shall be made for any registration of transfer or exchange of Certificates, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         All Investor Certificates surrendered for registration of transfer or exchange shall be cancelled by the Transfer Agent and Registrar and disposed of in a manner satisfactory to the Trustee.

         The Transferor shall execute and deliver to the Trustee or the Transfer Agent and Registrar, as applicable, Registered Certificates in such amounts and at such times as are necessary to enable the Trustee to fulfill its responsibilities under this Agreement and the Certificates.

         (b) Except as provided in Section 6.9 or 7.2 or in any Supplement, in no event shall the Exchangeable Transferor Certificate or any interest therein be transferred, sold, exchanged, pledged, participated or otherwise assigned hereunder, in whole or in part, unless the Transferor shall have consented in writing to such transfer and unless the Trustee shall have received (i) confirmation in writing that the Rating Agency Condition shall have been satisfied with respect to such transfer and (ii) an Opinion of Counsel that such transfer does not (A) adversely affect the conclusions reached in any of the federal income tax opinions issued in connection with the original issuance of any Series of Investor Certificates or (B) result in a taxable event to the Holders of any such Series.

         (c) Unless otherwise provided in the related Supplement, registration of transfer of Registered Certificates containing a legend relating to the restrictions on transfer of such Registered Certificates (which legend shall be set forth in the Supplement relating to such Investor Certificates) shall be effected only if the conditions set forth in such related Supplement are satisfied, including without limitation the delivery of any certification or opinion of counsel required thereunder.

         (d) The Transfer Agent and Registrar will maintain at its expense in the Borough of Manhattan, The City of New York, an office or offices or an agency or agencies where Investor Certificates of such Series may be surrendered for registration of transfer or exchange.

         (e) Prior to the transfer of any portion of a Transferor Retained Class, the Trustee shall have received an Opinion of Counsel to the effect that such proposed transfer will not adversely affect the federal or any then Applicable Tax State income tax characterization of any outstanding Series of Investor Certificates or the taxability (or tax characterization) of the Trust under federal or any then Applicable Tax State income tax laws.

         Section 6.4       Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Transfer Agent and Registrar and the Trustee such written security or indemnity as may be required by them to hold each of them and the Trust harmless (provided that if the Holder is a "Qualified Institutional Buyer" within the meaning of Rule 144A under the Securities Act the Trustee may, in its reasonable discretion, accept an unsecured indemnity), then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall (unless the Transfer Agent and Registrar is different from the Trustee, in which case the Transfer Agent and Registrar shall) authenticate and deliver (in compliance with applicable law), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and aggregate Undivided Interest. In connection with the issuance of any new Certificate under this Section 6.4, the Trustee or the Transfer Agent and Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Transfer Agent and Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 6.4 shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 6.5 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Article V (as described in any Supplement) and Article XII and for all other purposes whatsoever, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary; provided, however, that in determining whether the Holders of Investor Certificates evidencing the requisite Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Investor Certificates owned by the Transferor, the Servicer or any Affiliate thereof shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Investor Certificates which a Responsible Officer in the Corporate Trust Office of the Trustee knows to be so owned shall be so disregarded. Investor Certificates so owned that have been pledged in good faith shall not be disregarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Investor Certificates and that the pledgee is not the Transferor, the Servicer or an Affiliate thereof.

         Section 6.6       Appointment of Paying Agent.

         (a) The Paying Agent shall make distributions to Investor Certificateholders from the appropriate account or accounts maintained for the benefit of Certificateholders as specified in this Agreement or the related Supplement for any Series pursuant to Articles IV and V hereof. Any Paying Agent shall have the revocable power to withdraw funds from such appropriate account or accounts for the purpose of making distributions referred to above. The Trustee (or the Servicer if the Trustee is the Paying Agent) may revoke such power and remove the Paying Agent, if the Trustee (or the Servicer if the Trustee is the Paying Agent) determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect or for other good cause. The Paying Agent, unless the Supplement with respect to any Series states otherwise, shall initially be the Trustee. The Trustee shall be permitted to resign as Paying Agent upon 30 days' written notice to the Servicer. Upon the resignation of the Paying Agent, if the Paying Agent was not the Trustee, the Trustee shall be the successor Paying Agent unless and until another successor has been appointed as Paying Agent. In the event that the Trustee shall no longer be the Paying Agent, the Transferor shall promptly appoint a successor to act as Paying Agent (which shall be a bank or trust company). Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

         (b) The Paying Agent (if other than the Trustee) shall execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto and waive all rights of setoff the Paying Agent may have against any sums held by it until such sums shall be paid to such Certificateholders and shall agree, and if the Trustee is the Paying Agent it hereby agrees, that it shall comply with all requirements of the Internal Revenue Code regarding the withholding by the Trustee of payments in respect of federal income taxes due from Certificate Owners.

         Section 6.7 Access to List of Certificateholders' Names and Addresses. The Trustee will furnish or cause to be furnished by the Transfer Agent and Registrar to the Servicer or the Paying Agent, within five Business Days after receipt by the Trustee of a request therefor from the Servicer or the Paying Agent, respectively, in writing, a list in such form as the Servicer or the Paying Agent may reasonably require, of the names and addresses of the Investor Certificateholders as of the most recent Record Date for payment of distributions to Investor Certificateholders. Unless otherwise provided in the related Supplement, Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 10% of the Invested Amount of the Investor Certificates of any Series (the "Applicants") may apply in writing to the Trustee, and if such application states that the Applicants desire to communicate with other Investor Certificateholders of any Series with respect to their rights under this Agreement or under the Investor Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee, after having been adequately indemnified by such Applicants for its costs and expenses, shall afford or shall cause the Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee and shall give the Servicer notice that such request has been made, within five Business Days after the receipt of such application. Such list shall be as of a date no more than 45 days prior to the date of receipt of such Applicants' request. Every Certificateholder, by receiving and holding a Certificate, agrees with the Trustee that neither the Trustee, the Transfer Agent and Registrar, nor any of their respective agents shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was obtained.

         Section 6.8       Authenticating Agent.

         (a) The Trustee may appoint one or more authenticating agents (each, an "Authenticating Agent") with respect to the Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates. The Trustee will appoint any Transfer Agent and Registrar to be an Authentication Agent. Whenever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Transferor. The Trustee shall authenticate the Certificates, and initially does not appoint any other Authenticating Agent.

         (b) Any institution succeeding to the corporate agency business of an Authenticating Agent shall continue to be an Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

         (c) An Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Transferor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving notice of termination to such Authenticating Agent and to the Transferor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an Authenticating Agent shall cease to be acceptable to the Trustee or the Transferor, the Trustee promptly may appoint a successor Authenticating Agent. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless acceptable to the Trustee and the Transferor.

         (d) The Servicer agrees to pay each Authenticating Agent from time to time reasonable compensation for its services under this Section 6.8.

         (e) The provisions of Sections 11.2 and 11.3 shall be applicable to any Authenticating Agent.

         (f) Pursuant to an appointment made under this Section 6.8, the Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

         Trustee's Certificate of Authentication

         This is one of the certificates described in the Pooling and Servicing Agreement.


                          -----------------------------
                          as Authenticating Agent
                           for the Trustee,

                          By:__________________________
                           Authorized Signatory

Dated:

         Section 6.9       Tender of Exchangeable Transferor Certificate.

         (a) Upon any Exchange, the Transferor shall deliver to the Trustee for authentication under Section 6.2, one or more new Series of Investor Certificates. Any such Series of Investor Certificates shall be substantially in the form specified in the related Supplement and shall bear, upon its face, the designation for such Series to which it belongs, as selected by the Transferor. Except as specified in any Supplement for a related Series, all Investor Certificates of any Series shall rank pari passu and be equally and ratably entitled as provided herein to the benefits hereof (except that the Enhancement provided for any Series shall not be available for any other Series) without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Agreement and the related Supplement.

         (b) The Holder of the Exchangeable Transferor Certificate may (i) tender the Exchangeable Transferor Certificate to the Trustee in exchange for
(A) one or more newly issued Series of Investor Certificates or, with respect to any prefunded Series, interests therein and (B) a reissued Exchangeable Transferor Certificate, (ii) request the Trustee to issue to it one or more Classes of any newly issued Series of Investor Certificates (which may include one or more Replacement Series to the extent permitted for any Series (or, if permitted in the related Supplement, Class) of Investor Certificates as specified in the related Supplement) which upon payment by the purchaser thereof of the Initial Invested Amount of such Certificates to a Defeasance Account, will represent an interest in the Trust equal to such Initial Invested Amount (an "Unfunded Certificate") or (iii) take a combination of the actions specified in clauses (i) and (ii), provided that (A) the sum of the amount of Transferor Interest which is tendered under clause (i) and the amount to be paid to the Defeasance Account under clause (ii) equals the Initial Invested Amount of the Investor Certificates delivered to the Holder of the Exchangeable Transferor Certificate and (B) in the event the Series to be issued is a Replacement Series, the sum of the amount to be paid to the Defeasance Account under clause
(ii) (which shall not be less than the Invested Amount of the Series or Class to be replaced) and the amount deposited by the Transferor into the Distribution Account for any Series (or, if authorized in the related Supplement, Class) so replaced upon issuance of such Replacement Series is not less (after taking account of any other amounts then held on deposit for application to final payment of any Series so replaced) than the amount required to be distributed in final payment to any Series so replaced pursuant to the related Supplement (any such event under clauses (i), (ii) or (iii), a "Transferor Exchange"). In addition, to the extent permitted for any Series (or if applicable, Class) of Investor Certificates as specified in the related Supplement, the Investor Certificateholders of such Series may tender their Investor Certificates and the Holder of the Exchangeable Transferor Certificate may tender the Exchangeable Transferor Certificate to the Trustee pursuant to the terms and conditions set forth in such Supplement in exchange for (i) one or more newly issued Series of Investor Certificates and (ii) a reissued Exchangeable Transferor Certificate (an "Investor Exchange"). Notwithstanding anything to the contrary herein, the Transferor shall not be permitted to deposit money into any Defeasance Account. The Transferor Exchange and Investor Exchange are referred to collectively herein as an "Exchange."

         The Holder of the Exchangeable Transferor Certificate may perform an Exchange by notifying the Trustee, in writing, at least five Business Days in advance (an "Exchange Notice") of the date upon which the Exchange is to occur (an "Exchange Date"). Any Exchange Notice shall state the designation of any Series to be issued on the Exchange Date and, with respect to each such Class or
Series: (a) its Initial Invested Amount (or the method for calculating such Initial Invested Amount), which at any time may not be greater than the current principal amount of the Exchangeable Transferor Certificate at such time (or, (i) in the case of a Replacement Series, the sum of the Invested Amount of any Series (or, if applicable, Class) to be replaced plus the current principal amount of the Exchangeable Transferor Certificate and (ii) in the case of an Investor Exchange, the sum of the Invested Amount of any Class or Series of Investor Certificates to be exchanged plus the current principal amount of the Exchangeable Transferor Certificate) taking into account any Receivables transferred to the Trust simultaneous with such Exchange, (b) its Certificate Rate (or the method for allocating interest payments or other cash flows to such Series), if any, (c) the Enhancement Provider, if any, with respect to such Series and (d) the CUSIP Numbers for such Series or, in the case of a Series having more than one Class, the CUSIP Numbers for each Class of such Series. On the Exchange Date, the Trustee shall authenticate and deliver any such Class or Classes of Series of Investor Certificates only upon delivery to it of the following: (a) a Supplement satisfying the criteria set forth in subsection 6.9(c) and in form reasonably satisfactory to the Trustee executed by the Transferor and the Servicer and specifying the Principal Terms of such Series,
(b) the applicable Enhancement, if any, (c) the agreement, if any, pursuant to which the Enhancement Provider agrees to provide the Enhancement, if any, (d) an Opinion of Counsel to the effect that (i) any Class of the newly issued Series of Investor Certificates sold to third parties should be characterized as either indebtedness or partnership interests for federal or any then Applicable Tax State income tax purposes and (ii) that the issuance of the newly issued Series of Investor Certificates will not adversely affect the federal or any then Applicable Tax State income tax characterization of any outstanding Series of Investor Certificates or the taxability of the Trust under federal or any then Applicable Tax State income tax laws, (e) that the Rating Agency Condition shall have been satisfied with respect to such Exchange, (f) an Officer's Certificate of the Transferor, that on the Exchange Date after giving effect to such Exchange (and, in the case of a Replacement Series, assuming the payment in full of the Series (or, if applicable, Class) being replaced) (i) the Transferor Interest (after giving effect to any amounts excluded therefrom pursuant to any Supplement) would be at least equal to the Minimum Transferor Interest, (ii) the Retained Interest would be at least equal to the Minimum Retained Interest,
(iii) the sum of the Aggregate Principal Receivables and the principal amount on deposit in the Excess Funding Account and other specified accounts, if applicable pursuant to the related Supplement, would be at least equal to the Minimum Aggregate Principal Receivables, and (iv) a Pay-Out-Event would not otherwise occur with respect to any outstanding Series, (g) the existing Exchangeable Transferor Certificate or applicable Investor Certificates, as the case may be, and (h) such other documents, certificates and Opinions of Counsel as may be required by the applicable Supplement. Upon satisfaction of such conditions, the Trustee shall cancel the existing Exchangeable Transferor Certificate or applicable Investor Certificates, as the case may be, and issue, as provided above, such Series of Investor Certificates and a new Exchangeable Transferor Certificate, dated the Exchange Date. In the case of a Replacement Series, the Trustee shall provide the notice of final distribution to the Series (or, if applicable, Class) so replaced in accordance with Section 12.3, stating that the Invested Amount of such Series or Class is to be repaid from proceeds obtained through the issuance of a Replacement Series. Amounts deposited into a Defeasance Account upon issuance of the Replacement Series shall be transferred (to the extent required) to the Distribution Account for the Series or Class so replaced, and final payment of such Series or Class otherwise shall be effected in accordance with Section 12.3. There is no limit to the number of Exchanges that may be performed under this Agreement.

         (c) In conjunction with an Exchange, the parties hereto shall execute a Supplement, which shall specify the relevant terms with respect to any newly issued Series of Investor Certificates, which may include without limitation:
(i) its name or designation, (ii) the Initial Invested Amount or the method of calculating the Initial Invested Amount, (iii) the Certificate Rate (or formula for the determination thereof), (iv) the Closing Date, (v) the rating agency or agencies rating such Series, (vi) the name of the Clearing Agency, if any, (vii) the rights of the Holder of the Exchangeable Transferor Certificate that have been transferred to the Holders of such Series pursuant to such Exchange (including any rights to allocations of Collections of Imputed Yield Receivables and Principal Receivables), (viii) the interest payment date or dates and the date or dates from which interest shall accrue, (ix) the method of allocating Principal Collections for such Series and the method by which the principal amount of Investor Certificates of such Series shall amortize or accrete and the method for allocating Imputed Yield Collections and Defaulted Receivables, (x) the names of any accounts to be used by such Series and the terms governing the operation of any such account, (xi) the Series Servicing Fee Percentage, (xii) the Minimum Transferor Interest, (xiii) the Series Termination Date, (xiv) the terms of any Enhancement with respect to such Series, (xv) the Enhancement Provider, if applicable, (xvi) the base rate applicable to such Series, (xvii) the terms on which the Certificates of such Series may be repurchased or remarketed to other investors, (xviii) any deposit into any account provided for such Series, (xix) the number of Classes of such Series and, if more than one Class, the rights and priorities of each such Class, (xx) whether any fees will be included in the funds available to be paid for such Series, (xxi) the subordination of such Series to any other Series, (xxii) the Pool Factor, (xxiii) the Minimum Aggregate Principal Receivables, (xxiv) whether such Series will be a part of a group or subject to being paired with any other Series, (xxv) whether such Series will be prefunded, and (xxvi) any other relevant terms of such Series (including whether or not such Series will be pledged as collateral for an issuance of any other securities, including commercial paper) (all such terms, the "Principal Terms" of such Series). The terms of such Supplement may modify or amend the terms of this Agreement solely as applied to such new Series. If on the date of the issuance of such Series there is issued and outstanding one or more Series of Investor Certificates and no Series of Investor Certificates is currently rated by a Rating Agency, then as a condition to such Exchange a nationally recognized investment banking firm or commercial bank shall also deliver to the Trustee an officer's certificate stating, in substance, that the Exchange will not have an adverse effect on the timing or distribution of payments to such other Series of Investor Certificates then issued and outstanding.

         (d) The Transferor may surrender the Exchangeable Transferor Certificate to the Trustee in exchange for a newly issued Exchangeable Transferor Certificate and a second certificate (a "Supplemental Certificate"), the terms of which shall be defined in a supplement to this Agreement (which supplement shall be subject to Section 13.10 hereof to the extent that it amends any of the terms of this Agreement), to be delivered to or upon the order of the Transferor (or a Person designated by the Transferor, in the case of the transfer or exchange thereof, as provided below), upon satisfaction of the following conditions: (i) following such exchange, the Transferor Interest (less any interest therein represented by any Supplemental Certificates) in the Principal Receivables in the Trust equals or exceeds the greater of the Minimum Transferor Interest and the Minimum Retained Interest following such exchange,
(ii) following such exchange the sum of (a) the Transferor Interest (less any interest therein represented by any Supplemental Certificates) in the Principal Receivables and (b) the interest in Principal Receivables represented by the Transferor Retained Certificates equals or exceeds, on the day following such exchange, 20% of the sum of (x) the Transferor Interest (including any interest therein represented by any Supplemental Certificate) and (y) the interest in Principal Receivables represented by the Transferor Retained Certificates on such date, and (iii) the Trustee received prior to such exchange (A) written confirmation that the Rating Agency Condition shall have been satisfied with respect to the issuance of such Supplemental Certificate and (B) an Opinion of Counsel to the effect that (i) such Supplemental Certificate should be characterized as either indebtedness or a partnership interest for federal and any then Applicable Tax State income tax purposes or (ii) that such Supplemental Certificate will not adversely affect the federal or any then Applicable Tax State income tax characterization of any outstanding Series of Investor Certificates or the taxability of the Trust under federal or any then Applicable Tax State income tax laws.

         Section 6.10 Book-Entry Certificates. If so provided in the related Supplement, the Investor Certificates of any Series, upon original issuance, may be issued in the form of typewritten Certificates representing the Book-Entry Certificates, to be delivered to the depositary specified in such Supplement (the "Depositary") which shall be the Clearing Agency, by or on behalf of such Series. The Investor Certificates of any such Series shall, unless otherwise provided in the related Supplement, initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency. No Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the related Series of Investor Certificates, except as provided in Section 6.12. Unless and until definitive, fully registered Investor Certificates of any Series ("Definitive Certificates") have been issued to such Certificate Owners pursuant to Section 6.12:

                  (i) the provisions of this Section 6.10 shall be in full force and effect with respect to each such Series;

                  (ii) the Transferor, the Servicer, the Paying Agent, the Transfer Agent and Registrar and the Trustee may deal with the Clearing Agency and the Clearing Agency Participants for all purposes (including the making of distributions on the Investor Certificates of each such Series) as the authorized representatives of the Certificate Owners;

                  (iii) to the extent that the provisions of this Section 6.10 conflict with any other provisions of this Agreement, the provisions of this
Section 6.10 shall control with respect to each such Series; and

                  (iv) the rights of Certificate Owners of Investor Certificates of each such Series shall be exercised only through the Clearing Agency and the applicable Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depositary Agreement applicable to a Series, unless and until Definitive Certificates of such Series are issued pursuant to Section 6.12, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Investor Certificates to such Clearing Agency Participants.

         Section 6.11 Notices to Clearing Agency. With respect to any Series of Investor Certificates which has been issued as Book-Entry Certificates pursuant to Section 6.10, whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 6.12, the Trustee shall give all such notices and communications specified herein to be given to Holders of such Investor Certificates to the Clearing Agency.

         Section 6.12 Definitive Certificates. Unless otherwise specified in the related Supplement, Series of Investor Certificates shall be issued as Definitive Certificates. With respect to any Series of Investor Certificates which has been issued as Book-Entry Certificates pursuant to Section 6.10, if
(i) (A) the Transferor advises the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities under the applicable Depositary Agreement, and (B) the Transferor is unable to locate a qualified successor, (ii) the Transferor, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency with respect to any such Series of Certificates or (iii) after the occurrence of a Servicer Default, Certificate Owners of a Series representing beneficial interests aggregating not less than 50% of the Invested Amount of such Series advise the Trustee and the applicable Clearing Agency through the applicable Clearing Agency Participants in writing that the continuation of a book-entry system through the applicable Clearing Agency is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners of such Series, through the applicable Clearing Agency Participants, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners of such Series requesting the same. Upon surrender to the Trustee of the Investor Certificates of such Series by the applicable Clearing Agency for registration, accompanied by registration instructions from the applicable Clearing Agency, the Trustee shall issue the Definitive Certificates of such Series. Neither the Transferor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates of such Series, all references herein to obligations imposed upon or to be performed by the applicable Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of the Definitive Certificates of such Series as Certificateholders of such Series hereunder.

                               [End of Article VI]

                                   ARTICLE VII

                    OTHER MATTERS RELATING TO THE TRANSFEROR

         Section 7.1 Liability of the Transferor. The Transferor shall be liable in accordance herewith solely to the extent of the obligations specifically undertaken by the Transferor.

         Section 7.2 Merger or Consolidation of, or Assumption of the Obligations of, the Transferor.

         (a) The Transferor shall not consolidate with or merge into any other business entity or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                  (i) the business entity formed by such consolidation or into which the Transferor is merged or the Person which acquires by conveyance or transfer the properties and assets of the Transferor substantially as an entirety shall be, if the Transferor is not the surviving entity, organized and existing under the laws of the United States of America or any state or the District of Columbia and shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the performance of every covenant and obligation of the Transferor, as applicable hereunder and shall benefit from all the rights granted to the Transferor, as applicable hereunder. To the extent that any right, covenant or obligation of the Transferor, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity. In furtherance hereof, in applying this Section 7.2 to a successor entity,
         Section 9.2 hereof shall be applied by reference to events of involuntary liquidation, receivership or conservatorship applicable to such successor entity as shall be set forth in the officer's certificate described in subsection 7.2(a)(ii);

                  (ii) the Transferor shall have delivered to the Trustee an Officer's Certificate signed by a Vice President (or any more senior officer) of the Transferor stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this
         Section 7.2 and that all conditions precedent herein provided for relating to such transaction have been complied with and an Opinion of Counsel that such supplemental agreement is legal, valid and binding and that the entity surviving such consolidation, conveyance or transfer is organized and existing under the laws of the United States of America or any State or the District of Columbia and, subject to customary limitations and qualifications, such entity will not be substantively consolidated with BTFC or the Servicer;

                  (iii) the Transferor shall have delivered notice to each Rating Agency of such consolidation, merger, conveyance or transfer and the Rating Agency Condition shall have been satisfied with respect thereto;

                  (iv) the successor entity shall be a special purpose bankruptcy remote entity; and

                  (v) if the Transferor is not the surviving entity, the surviving entity shall file new UCC-1 financing statements with respect to the interest of the Trust in the Receivables.

         (b) The obligations of the Transferor hereunder shall not be assignable nor shall any Person succeed to the obligations of the Transferor hereunder except for mergers, consolidations, assumptions or transfers in accordance with the provisions of the foregoing paragraph.

         Section 7.3 Limitation on Liability. The directors, officers, employees or agents of the Transferor shall not be under any liability to the Trust, the Trustee, the Certificateholders, any Enhancement Provider or any other Person hereunder or pursuant to any document delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement and any Supplement and the issuance of the Certificates; provided, however, that this provision shall not protect the officers, directors, employees, or agents of the Transferor against any liability which would otherwise be imposed upon them by reason of willful misfeasance, bad faith or negligence in the performance of obligations or duties or by reason of reckless disregard of obligations or duties hereunder. Except as provided in Sections 7.1 and 7.4 with respect to the Trust and the Trustee and its officers, directors, employees and agents, the Transferor shall not be under any liability to the Trust, the Trustee, its officers, directors, employees and agents, the Certificateholders, any Enhancement Provider or any other Person for any action taken or for refraining from the taking of any action in its capacity as Transferor pursuant to this Agreement or any Supplement whether arising from express or implied duties under this Agreement or any Supplement or otherwise; provided, however, that this provision shall not protect the Transferor against any liability which would otherwise be imposed upon it by reason of willful misfeasance, bad faith or negligence in the performance of obligations or duties or by reason of reckless disregard of obligations or duties hereunder. The Transferor and any director, officer, employee or agent may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

         Section 7.4 Liabilities. Notwithstanding Section 7.3, by entering into this Agreement, the Transferor agrees to be liable, directly to the injured party, for the entire amount of any losses, claims, damages, penalties or liabilities (other than those incurred by a Certificateholder in the capacity of an investor in the Investor Certificates as a result of the performance of the Contracts or the related Receivables, market fluctuations, a shortfall or failure by the Enhancement Provider to make payment under any Enhancement or other similar market or investment risks associated with ownership of the Investor Certificates) arising out of or based on the arrangement created by this Agreement and the actions of the Servicer taken pursuant hereto as though this Agreement created a partnership under the Revised Uniform Limited Partnership Act, in which the Transferor is a general partner. The Transferor agrees to pay, indemnify and hold harmless each Investor Certificateholder against and from any and all such losses, claims, damages and liabilities (other than those incurred by a Certificateholder in the capacity of an investor in the Investor Certificates as a result of the performance of the Contracts or the related Receivables, market fluctuations, a shortfall or failure by an Enhancement Provider to make payment under an Enhancement or other similar market or investment risks) except to the extent that they arise from any action by such Investor Certificateholder. To the extent any property taxes are imposed by any jurisdiction on the Receivables or other Trust assets, the Transferor will bear the liability for such taxes under this Section 7.4. Subject to Sections 8.3 and 8.4, in the event of a Service Transfer, the Successor Servicer will indemnify and hold harmless the Transferor for any losses, claims, damages and liabilities of the Transferor as described in this Section 7.4 arising from the actions or omissions of such Successor Servicer.

                              [End of Article VII]

                                  ARTICLE VIII

                             OTHER MATTERS RELATING
                                TO THE SERVICER

         Section 8.1 Liability of the Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer in such capacity herein.

         Section 8.2 Merger or Consolidation of, or Assumption of the Obligations of, the Servicer. Subject to subsection 3.1(a) and the last sentence of this Section 8.2, the Servicer shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                  (i) the corporation formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any state or the District of Columbia and, if the Servicer is not the surviving entity, shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee in form satisfactory to the Trustee, the performance of every covenant and obligation of the Servicer hereunder (to the extent that any right, covenant or obligation of the Servicer, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity); and

                  (ii) the Servicer shall have delivered to the Trustee an Officer's Certificate that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 8.2 and that all conditions precedent herein provided for relating to such transaction have been complied with and an Opinion of Counsel that such supplemental agreement is legal, valid and binding with respect to the Servicer and that the entity surviving such consolidation, conveyance or transfer is organized and existing under the laws of the United States of America or any State or the District of Columbia; and

                  (iii) the Servicer shall have delivered notice to each Rating Agency of such consolidation, merger, conveyance or transfer.

         Notwithstanding the foregoing, it is expressly understood and agreed by the parties hereto that the restrictions imposed by this Section 8.2 shall not be applied to prevent a Back-Up Servicer which becomes Successor Servicer from consolidating with or merging into a Person not organized and existing under the laws of the United States, or from conveying or transferring its properties and assets substantially as an entirety to such a Person, or as to which such Successor Servicer would otherwise be unable to satisfy the provisions of this
Section 8.3, provided that, in such event, such Successor Servicer shall comply with the resignation provisions of Section 8.5.

         Section 8.3 Limitation on Liability of the Servicer and Others. The directors, officers, employees or agents of the Servicer shall not be under any liability to the Trust, the Trustee, the Certificateholders, any Enhancement Provider or any other Person hereunder or pursuant to any document delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement and any Supplement and the issuance of the Certificates; provided, however, that this provision shall not protect the directors, officers, employees and agents of the Servicer against any liability which would otherwise be imposed upon them by reason of willful misfeasance, bad faith or negligence in the performance of obligations or duties or by reason of reckless disregard of obligations or duties hereunder. Except as provided in Sections 8.1 and 8.4, the Servicer shall not be under any liability to the Trust, the Trustee, its officers, directors, employees and agents, the Certificateholders, any Enhancement Provider or any other Person for any action taken or for refraining from the taking of any action in its capacity as Servicer pursuant to this Agreement or any Supplement; provided, however, that this provision shall not protect the Servicer against any liability which would otherwise be imposed upon it by reason of willful misfeasance, bad faith or negligence in the performance of obligations or duties or by reason of its reckless disregard of its obligations or duties hereunder or under any Supplement. The Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Receivables in accordance with this Agreement which in its reasonable opinion may involve it in any expense or liability. Notwithstanding the preceding sentence, a Back-Up Servicer which becomes Successor Servicer hereunder shall not be under any obligation to appear in, prosecute or defend any legal action, including without limitation any such legal action which ordinarily is or may be considered incidental to its duties to service the Receivables in accordance with this Agreement, which in its reasonable opinion may involve it in any expense or liability.

         Section 8.4 Servicer Indemnification of the Transferor, the Trust, the Trustee, the Registrar and the Paying Agent. Subject to the limitations on liability set forth in Section 8.3, the Servicer shall indemnify and hold harmless the Transferor, the Trust, the Trustee, the Registrar and the Paying Agent (each, an "Indemnified Party") from and against any loss, liability, reasonable expense, damage or injury, including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, suffered or sustained by reason of any acts or omissions or alleged acts or omissions of the Servicer with respect to matters arising under this Agreement or any Supplement for which the Servicer is responsible pursuant to this Agreement or such Supplement; provided, however, that the Servicer shall not indemnify or hold harmless an Indemnified Party if such acts, omissions or alleged acts or omissions constitute or are caused by fraud, negligence, or willful misconduct by such Indemnified Party (or any of such Indemnified Party's officers, directors, employees or agents) or the Investor Certificateholders; provided further, that the Servicer shall not indemnify or hold harmless the Trust, the Investor Certificateholders or the Certificate Owners for any losses, liabilities, expenses, damages or injuries suffered or sustained by any of them with respect to any action taken by the Trustee at the request of the Investor Certificateholders; provided further, that the Servicer shall not indemnify or hold harmless the Trust, the Investor Certificateholders or the Certificate Owners as to any losses, liabilities, expenses, damages or injuries suffered or sustained by any of them in their capacities as investors, including without limitation losses incurred as a result of Defaulted Receivables; provided further, that the Servicer shall not indemnify or hold harmless the Transferor, the Trust, the Investor Certificateholders or the Certificate Owners for any losses, liabilities, expenses, damages or injuries suffered or sustained by the Trust, the Investor Certificateholders or the Certificate Owners arising under any tax law, including without limitation, any federal, state, local or foreign income or franchise taxes or any other tax imposed on or measured by income (or any interest, penalties or additions with respect thereto or arising from a failure to comply therewith) required to be paid by the Trust, the Investor Certificateholders or the Certificate Owners in connection herewith to any taxing authority; and, provided further, that in no event will the Servicer be liable, directly or indirectly, for or in respect of any indebtedness or obligation evidenced or created by any Certificate, recourse as to which shall be limited solely to the assets of the Trust allocated for the payment thereof as provided in this Agreement and any applicable Supplement. Any such indemnification shall not be payable from the assets of the Trust, but the Servicer shall be subrogated to the rights of the Trust with respect to the foregoing matters if and to the extent that the Servicer shall have indemnified the Trust with respect thereto. The Servicer (if other than TCB) shall indemnify and hold harmless the Trustee and its officers, directors, employees or agents from and against any loss, liability, reasonable expense (including reasonable attorneys' fees), damage or injury suffered or sustained by reason of the acceptance of this Trust by the Trustee, the issuance by the Trust of the Certificates or any of the other matters contemplated herein or in any Supplement; provided, however, that the Servicer shall not indemnify the Trustee or its officers, directors, employees or agents for any loss, liability, expense, damage or injury caused by the fraud, negligence or willful misconduct of any of them. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof and shall survive the resignation or removal of the Servicer, the resignation or removal of the Trustee and/or the termination of the Trust and shall survive the termination of this Agreement.

         Section 8.5 The Servicer Not to Resign. Subject to subsection 3.1(a), the Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 10.2 hereof. If the Trustee is unable within 120 days of the date of delivery to it of such Opinion of Counsel to appoint a Successor Servicer, the Trustee shall serve as Successor Servicer hereunder (but shall have continued authority to appoint another qualified Person as Successor Servicer).

         Section 8.6 Access to Certain Documentation and Information Regarding the Receivables. The Servicer shall provide to the Trustee and its agents (who shall be reasonably acceptable to the Servicer) access to the documentation regarding the Receivables in such cases where the Trustee is required in connection with the enforcement of the rights of the Investor Certificateholders, or by applicable statutes or regulations, to review such documentation, such access being afforded without charge but only (i) upon reasonable request, (ii) during normal business hours, (iii) subject to the Servicer's normal security and confidentiality procedures and (iv) at offices designated by the Servicer. Nothing in this Section 8.6 shall derogate from the obligation of the Transferor, the Trustee or the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access as provided in this Section 8.6 as a result of such obligations shall not constitute a breach of this Section 8.6.

         Section 8.7 Delegation of Duties. In the ordinary course of business, the Servicer may at any time delegate any duties hereunder to any Person who agrees to conduct such duties in accordance with the Credit and Collection Policies provided, that if such delegation is made by TCB, the Person to which any such duties are delegated shall conduct such duties in accordance with this Agreement, and not the Credit and Collection Policies. Any such delegations shall not relieve the Servicer of its liability and responsibility with respect to such duties, and shall not constitute a resignation within the meaning of Section 8.5 hereof and the Servicer will remain jointly and severally liable with such Person for any amounts which would otherwise be payable pursuant to this Article VIII as if the Servicer had performed such duty; provided, however, that in the case of any significant delegation to a Person other than an Affiliate of BTFC, such Person shall satisfy the requirements applicable to a Successor Servicer as provided in Section 10.2 and written notice shall be given to the Trustee and to each Rating Agency of such delegation.

                              [End of Article VIII]

                                   ARTICLE IX

                                 PAY OUT EVENTS

         Section 9.1 Pay-Out-Events. If any one of the following events (each, a "Trust Pay-Out-Event") shall occur:

         (a) a decree or order is entered by a court having competent jurisdiction (i) for relief in respect of the Transferor, BTFC or Bally in an involuntary case or proceeding under the Federal Bankruptcy Code or any other federal or state bankruptcy, insolvency, reorganization or similar law or (ii) adjudging the Transferor, BTFC or Bally as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Transferor, BTFC or Bally under the Federal Bankruptcy Code or any other similar applicable federal or state law for the relief of debtors, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Transferor, BTFC or Bally or of any substantial part of their respective properties, or ordering the winding up or liquidation of any of their respective affairs, and any such decree or order remains unstayed and in effect for a period of 60 consecutive days; or

         (b) the Transferor, BTFC or Bally institutes a voluntary case or proceeding under the Federal Bankruptcy Code or any other similar applicable federal or state law for the relief of debtors or any other case or proceedings to be adjudicated as bankrupt or insolvent, or the Transferor, BTFC or Bally consents to the entry of a decree or order for relief in respect of the Transferor, BTFC or Bally in any involuntary case or proceeding under the Federal Bankruptcy Code or any other similar applicable federal or state law for the relief of debtors or to the institution of bankruptcy or insolvency proceedings against the Transferor, BTFC or Bally, or the Transferor, BTFC or Bally files a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other similar applicable federal or state law for the relief of debtors, or consents to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Transferor, BTFC or Bally or of any substantial part of their respective properties, or makes an assignment for the benefit of creditors, or is unable to pay debts generally as they come due, or admits in writing its inability to pay its debts generally as they become due or takes corporate action in furtherance of any such action;

         (c) the Trust shall become subject to regulation by the Securities and Exchange Commission as an "investment company" within the meaning of the Investment Company Act;

then a Pay-Out-Event with respect to all Series of Certificates shall occur without any notice or other action on the part of the Trustee or the Investor Certificateholders immediately upon the occurrence of such event. The Trustee shall provide notice of a Pay-Out-Event in a prompt manner to each Rating Agency.

         Section 9.2       Additional Rights Upon the Occurrence of Certain
Events.

         (a) If (x) the Transferor shall consent to the appointment of a bankruptcy trustee or receiver or liquidator for the winding-up or liquidation of its affairs, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a bankruptcy trustee or receiver or liquidator for the winding-up or liquidation of its affairs shall have been entered against the Transferor (an "Insolvency Event"), on the day of such Insolvency Event (the "Appointment Day") or (y) the Retained Percentage shall at any time be equal to or less than 2% (a "Trigger Event"), the following actions shall be taken and processes begun:

                  (i) If an Insolvency Event shall have occurred, the Transferor shall immediately cease to transfer Contracts and the related Receivables to the Trust and shall promptly give written notice to the Trustee of such Insolvency Event. Notwithstanding any cessation of the transfer to the Trust of additional Contracts and the related Receivables, Collections with respect thereto shall continue to be allocated and paid in accordance with Article IV.

                  (ii) If an Insolvency Event or a Trigger Event shall have occurred this Agreement and the Trust shall be deemed to have terminated, subject to the liquidation, winding-up and dissolution procedures described below; provided, however, that within 15 days of the date of written notice to the Trustee, the Trustee shall (i) publish a notice in an Authorized Newspaper that an Insolvency Event or a Trigger Event has occurred, that the Trust has terminated, and that the Trustee intends to sell, dispose of or otherwise liquidate the Contracts and the related Receivables pursuant to this Agreement in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids (a "Disposition"), and (ii) send written notice to the Investor Certificateholders describing the provisions of this Section 9.2 and requesting each Investor Certificateholder to advise the Trustee in writing that it elects one of the following options: (A) the Investor Certificateholder wishes the Trustee to instruct the Servicer not to effectuate a Disposition, or (B) the Investor Certificateholder refuses to advise the Trustee as to the specific action the Trustee shall instruct the Servicer to take or (C) the Investor Certificateholder wishes the Servicer to effect a Disposition. If after 90 days from the day notice pursuant to clause (i) above is first published (the "Publication Date"), the Trustee shall not have received the written instruction described in clause (A) above from Holders of Investor Certificates representing Undivided Interests aggregating in excess of 50% of the related Invested Amount of each Series (or, in the case of a Series having more than one Class, each Class of such Series, provided Class voting is mandated pursuant to the related Series Supplement) and the holders of any Supplemental Certificates or any other interest in the Exchangeable Transferor Certificate other than the Transferor as provided in Section 6.3(b) (for each Series, a "Holders' Majority"), the Trustee shall instruct the Servicer to effectuate a Disposition, and the Servicer shall proceed to consummate a Disposition. If, however, with respect to the portion of the Contracts and the related Receivables allocable to any outstanding Series, a Holders' Majority instruct the Trustee not to effectuate a Disposition of the portion of the Contracts and the related Receivables allocable to such Series, the Trust shall be reconstituted and continue with respect to such Series pursuant to the terms of this Agreement and the applicable Supplement (as amended in connection with such reconstitution). The portion of the Contracts and the related Receivables allocable to any Series shall be equal to the sum of (1) the product of (A) the Transferor Percentage,
         (B) the aggregate outstanding Principal Receivables and (C) a fraction the numerator of which is the Invested Amount of such Series on the date of determination and the denominator of which is the sum of all Invested Amounts for all Series then outstanding and (2) the Invested Amount of such Series. The Transferor or any of its Affiliates shall be permitted to bid for the Contracts and the related Receivables. In addition, the Transferor or any of its Affiliates shall have the right to match any bid by a third person and be granted the right to purchase the Contracts and the related Receivables at such matched bid price. The Trustee may obtain a prior determination from any such bankruptcy trustee, receiver or liquidator that the terms and manner of any proposed Distribution are commercially reasonable. The provisions of Sections 9.1 and 9.2 shall not be deemed to be mutually exclusive.

         (b) The proceeds from the Disposition pursuant to subsection (a) above shall be treated as Collections on the Receivables and shall be allocated and deposited in accordance with the provisions of Article IV; provided, however, that the proceeds from a Disposition with respect to any Series shall be applied solely to make payments to such Series; provided further, that the Trustee shall determine conclusively in its sole discretion, but in a manner consistent with the determination of the Principal Balances of the Receivables subject to such Disposition to the extent use of such methodology is practicable under the then existing facts and circumstances, the amount of such proceeds that are allocable to Imputed Yield Collections and the amount of such proceeds that are allocable to Collections of Principal Receivables. Unless the Trustee receives written instructions from Investor Certificateholders of one or more Series to continue the Trust with respect to such Series as provided in subsection 9.2(a) above, on the day following the last Distribution Date in the Monthly Period during which such proceeds are distributed to the Investor Certificateholders of each Series, the Trust shall terminate.

         (c) The Trustee may appoint an agent or agents to assist with its responsibilities pursuant to this Article IX with respect to competitive bids.

                               [End of Article IX]

                                   ARTICLE X

                               SERVICER DEFAULTS

         Section 10.1 Servicer Defaults. If any one of the following events (a "Servicer Default") shall occur and be continuing:

         (a) any failure by the Servicer to make any payment, transfer or deposit or to give instructions or notice to the Trustee pursuant to Article IV or to instruct the Trustee to make any required drawing, withdrawal, or payment under any Enhancement on or before the date such payment, transfer, deposit, withdrawal or drawing or such instruction or notice is required to be made or given, as the case may be, under the terms of this Agreement; provided, however, that any such failure caused by a non-willful act of the Servicer shall not constitute a Servicer Default if the Servicer promptly remedies such failure within five Business Days after receiving notice of such failure or otherwise becoming aware of such failure; or

         (b) failure on the part of the Servicer duly to observe or perform in any respect any other covenants or agreements of the Servicer set forth in this Agreement, which has a material adverse effect on the Investor Certificateholders of any Series and which continues unremedied for a period of 30 days after the date on which either the Servicer obtains actual knowledge of such failure or written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Invested Amount of any Series materially adversely affected thereby, and continues to materially adversely affect such Investor Certificateholders for such period; provided, that if prior to the end of the 30 day period specified above, the Servicer shall have commenced actions reasonably designed to cure such failure and, at the end of such 30 day period is engaged diligently and in good faith in effecting such cure, then such 30 day period shall be extended by such additional period of time as may reasonably be required to effect such cure, but not in excess of an additional 30 days, unless the Trustee shall agree that a longer extension is appropriate under the circumstances and shall consent thereto; or the Servicer shall delegate its duties under this Agreement, except as permitted by subsection 3.1(a) or Section 8.7; or

         (c) any representation, warranty or certification made by the Servicer in this Agreement or in any certificate delivered pursuant to this Agreement shall prove to have been incorrect when made, which has a material adverse effect on the Investor Certificateholders of any Series and which continues to be incorrect in any material respect for a period of 30 days after the date on which the Servicer obtains actual knowledge of such failure or written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Invested Amount of any Series materially adversely affected thereby and continues to materially adversely affect such Investor Certificateholders for such period; provided, that if prior to the end of the 30 day period specified above, the Servicer shall have commenced actions reasonably designed to cure such failure and, at the end of such 30 day period is engaged diligently and in good faith in effecting such cure, then such 30 day period shall be extended by such additional period of time as may reasonably be required to effect such cure, but not in excess of an additional 30 days, unless the Trustee shall agree that a longer extension is appropriate under the circumstances and shall consent thereto; or

         (d) (i) a decree or order is entered by a court having competent jurisdiction (x) for relief in respect of the Servicer or Bally (for so long as the Servicer is an Affiliate of Bally) in an involuntary case or proceeding under the Federal Bankruptcy Code or any other federal or state bankruptcy, insolvency, reorganization or similar law or (y) adjudging the Servicer or Bally (for so long as the Servicer is an Affiliate of Bally) as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Servicer or Bally under the Federal Bankruptcy Code or any other similar applicable federal or state law for the relief of debtors, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Servicer or Bally (for so long as the Servicer is an Affiliate of Bally) or of any substantial part of their respective properties, or ordering the winding up or liquidation of any of their respective affairs, and any such decree or order remains unstayed and in effect for a period of 60 consecutive days; or

                  (ii) the Servicer or Bally (for so long as the Servicer is an Affiliate of Bally) institutes a voluntary case or proceeding under the Federal Bankruptcy Code or any other similar applicable federal or state law for the relief of debtors or any other case or proceedings to be adjudicated as bankrupt or insolvent, or the Servicer or Bally (for so long as the Servicer is an Affiliate of Bally) consents to the entry of a decree or order for relief in respect of the Servicer or Bally (for so long as the Servicer is an Affiliate of Bally) in any involuntary case or proceeding under the Federal Bankruptcy Code or any other similar applicable federal or state law for the relief of debtors or to the institution of bankruptcy or insolvency proceedings against the Servicer or Bally (for so long as the Servicer is an Affiliate of Bally), or the Servicer or Bally (for so long as the Servicer is an Affiliate of Bally) files a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other similar applicable federal or state law for the relief of debtors, or consents to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Servicer or Bally (for so long as the Servicer is an Affiliate of Bally) or of any substantial part of their respective properties, or makes an assignment for the benefit of creditors, or is unable to pay debts generally as they come due, or admits in writing its inability to pay its debts generally as they become due or takes corporate action in furtherance of any such action;

then, so long as such Servicer Default shall not have been remedied, either the Trustee (if it has actual knowledge), or the Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Aggregate Invested Amount, by notice then given in writing to the Servicer (and to the Trustee if given by the Investor Certificateholders) (a "Termination Notice"), may terminate all of the rights and obligations of the Servicer as Servicer under this Agreement. After receipt by the Servicer of such Termination Notice, and on the date that a Successor Servicer shall have been appointed by the Trustee pursuant to Section 10.2, all authority and power of the Servicer under this Agreement shall pass to and be vested in a Successor Servicer; and, without limitation, the Trustee is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights and obligations. The Servicer agrees to cooperate with the Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder including, without limitation, the transfer to such Successor Servicer of all authority of the Servicer to service the Receivables provided for under this Agreement, including, without limitation, all authority over all Collections which shall on the date of transfer be held by the Servicer for deposit, or which have been deposited by the Servicer, in the Collection Account, any Distribution Account, any Series Account and the Excess Funding Account, or which shall thereafter be received with respect to the Receivables. The Servicer shall promptly transfer its electronic records or electronic copies thereof relating to the Receivables to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables in the manner and at such times as the Successor Servicer shall reasonably request. Effective as of the appointment of the Successor Servicer, the Servicer hereby grants to the Successor Servicer a nonexclusive license or sublicense, as applicable, to use all computer software either owned or licensed to the Servicer to the extent required to service and collect Receivables, provided, that such sublicense by the Servicer shall not apply to any software licensed by others to the Servicer as to which a sublicense in favor of or use by the Successor Servicer would be in violation of an express contractual restriction or otherwise illegal, or would require the Servicer to incur any license fee or other cost or expense. To the extent that compliance with this Section 10.1 shall require the Servicer to disclose to the Successor Servicer information of any kind which the Servicer deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interests. The Servicer shall, on the date of any servicing transfer, transfer all of its rights and obligations under the Enhancement with respect to any Series to the Successor Servicer. In connection with any service transfer, all reasonable costs and expenses (including reasonable attorneys' fees) incurred in connection with transferring the records, electronic records and related copies, correspondence and other documents with respect to the Receivables and the other Trust Property to the Successor Servicer, securing the license or sub-license to computer software either owned or used by BTFC as original Servicer and amending this Agreement to reflect such succession as Successor Servicer pursuant to this Section 10.1 and
Section 10.2 shall be paid by the Servicer (unless the Trustee is acting as the Servicer on a temporary basis, in which case the original Servicer shall be responsible therefor) upon presentation of reasonable documentation of such costs and expenses.

         Notwithstanding the foregoing, a delay in or failure of performance referred to in subsection 10.1(a) which continues for a period in excess of the five Business Days provided for a cure thereunder, or under subsection 10.1(b) or (c) which continues for a period in excess of the 30 days (as extended for up to 30 days or more, if applicable) provided for a cure thereunder, shall not constitute a Servicer Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or

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
undeclared war, public disorder, rebellion, riot or sabotage, epidemics, landslides, lightning, fire, hurricanes, tornadoes, earthquakes, nuclear disasters or meltdowns, floods, power outages, bank closings, communications outages (beyond the reasonable control of the Servicer), computer failure (beyond the reasonable control of the Servicer) or similar causes. The preceding sentence shall not relieve the Servicer from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Trustee, any Enhancement Provider, the Transferor and the Holders of Investor Certificates with an Officer's Certificate giving prompt notice of such failure or delay by it, together with a description of the cause of such failure or delay and its efforts so to perform its obligations.

         Section 10.2      Trustee to Act; Appointment of Successor.

         (a) On and after the receipt by the Servicer of a Termination Notice pursuant to Section 10.1, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or as otherwise specified by the Trustee in writing or, if no such date is specified in such Termination Notice, or otherwise specified by the Trustee, until a date mutually agreed upon by the Servicer and Trustee. The Trustee shall notify each Rating Agency of such removal of the Servicer. The Trustee shall, as promptly as possible after the giving of a Termination Notice, appoint a successor servicer (the "Successor Servicer"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Trustee. If such Successor Servicer is unable to accept such appointment, the Trustee may obtain bids from any potential Successor Servicer. If the Trustee is unable to obtain any bids from any potential successor servicer and the Servicer delivers an Officer's Certificate to the effect that it cannot in good faith cure the Servicer Default which gave rise to a transfer of servicing, and if the Trustee is legally unable to act as Successor Servicer, then the Trustee shall offer the Transferor the right to accept reassignment of all of the Receivables for an amount equal to the sum of (i) the Aggregate Invested Amount on the date of such purchase, less the amount, if any, previously allocated and available for payment of principal to Certificateholders on the Distribution Date which relates to the Monthly Period in which such purchase occurs, plus (ii) all interest accrued but unpaid on all of the outstanding Investor Certificates at the applicable Certificate Rate through and including the day preceding the Distribution Date which relates to the Monthly Period in which such purchase occurs (or, to the extent that, pursuant to the related Supplement, the Transferor otherwise would be obligated to pay accrued interest on any portion of the Invested Amount of any Series repaid on such Distribution Date only through the end of a specified interest accrual period, then interest on such portion shall be payable only through the end of such interest accrual period), less the amount, if any, previously allocated and available for payment of interest to the Certificateholders on such Distribution Date, plus (iii) any other amounts accrued and owing as specified in any applicable Supplement; provided, however, that no such purchase by the Transferor shall occur unless the Transferor shall deliver an Opinion of Counsel reasonably acceptable to the Trustee that such purchase would not constitute a fraudulent conveyance by the Transferor. The proceeds of such sale shall be deposited in the Distribution Account or any Series Account, as provided in the related Supplement, for distribution to the Investor Certificateholders of each outstanding Series pursuant to Section 12.3 of this Agreement. In the event that a Successor Servicer has not been appointed or has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Trustee without further action shall automatically be appointed the Successor Servicer (but shall have continued authority to appoint another Person as Successor Servicer). The Trustee may delegate any of its servicing obligations to an affiliate or agent of the Trustee in accordance with Article III hereof. Any such delegations shall not relieve the Trustee of its liability and responsibility with respect to such servicing duties. Notwithstanding the above, the Trustee shall, if it is legally unable to act, petition a court of competent jurisdiction to appoint any established financial institution or other entity having, in the case of an entity that is subject to risk-based capital adequacy requirements, risk-based capital of at least $50,000,000 or, in the case of an entity that is not subject to risk-based capital requirements, having a tangible net worth of not less than $50,000,000 and whose regular business includes the servicing of contracts and receivables similar to the Contracts and the related Receivables as the Successor Servicer hereunder.

         (b) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the rights, responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer, unless otherwise expressly provided herein. Any Successor Servicer, by its acceptance of its appointment, will automatically agree to be bound by the terms and provisions of each Enhancement.

         (c) In connection with such appointment and assumption, the Trustee shall be entitled to such compensation, or may make such arrangements for the compensation of the Successor Servicer out of Collections, as it and such Successor Servicer shall agree; provided, however, that no such compensation shall be in excess of the Servicing Fee permitted to the Servicer pursuant to
Section 3.2. The Transferor agrees that if the Servicer is terminated hereunder, it will agree to deposit a portion of the Collections in respect of Imputed Yield Receivables that it is entitled to receive pursuant to Article IV to pay its ratable share of the compensation of the Successor Servicer.

         (d) All authority and power granted to the Successor Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Section 12.1 and shall pass to and be vested in the Transferor and, without limitation, the Transferor is hereby authorized and empowered to execute and deliver, on behalf of the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Successor Servicer agrees to cooperate with the Transferor in effecting the termination of the responsibilities and rights of the Successor Servicer to conduct servicing on the Contracts and the related Receivables. The Successor Servicer shall transfer its electronic records relating to the Contracts and the related Receivables to the Transferor in such electronic form as the Transferor may reasonably request and shall transfer all other records, correspondence and documents to the Transferor in the manner and at such times as the Transferor shall reasonably request. To the extent that compliance with this Section 10.2 shall require the Successor Servicer to disclose to the Transferor information of any kind which the Successor Servicer deems to be confidential, the Transferor shall be required to enter into such customary licensing and confidentiality agreements as the Successor Servicer shall deem necessary to protect its interests.

         (e) Notwithstanding any other provision of this Agreement, any Successor Servicer shall service and administer the Receivables in accordance with applicable law and customary and usual servicing procedures for other institutional servicers engaged in servicing receivables substantially similar to the Receivables, and to the extent not inconsistent with the foregoing, shall exercise that degree of skill and care it uses in servicing assets held for its own account.

         Section 10.3 Notification to Certificateholders. Within five Business Days of the Servicer becoming aware of any Servicer Default, the Servicer shall provide written notice thereof to the Trustee, each Rating Agency and any Enhancement Provider and, upon receipt of such written notice or upon the Trustee's actual knowledge, the Trustee shall give notice to the Investor Certificateholders at their respective addresses appearing in the Certificate Register. Upon any termination or appointment of a Successor Servicer pursuant to this Article X, the Trustee shall give prompt written notice thereof to Investor Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.

         Section 10.4 Waiver of Past Defaults. The Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66-2/3% of the Invested Amount of each Series materially adversely affected by any default by the Servicer or Transferor may, on behalf of all Certificateholders of such Series, waive any default by the Servicer or Transferor in the performance of its obligations hereunder and its consequences, except a default in the failure to make any required deposits or payments of interest or principal relating to such Series pursuant to Article IV, which default does not result from the failure of the Paying Agent to perform its obligations to make any required deposits or payments of interest and principal in accordance with Article IV. Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                               [End of Article X]

                                   ARTICLE XI
                                   THE TRUSTEE

         Section 11.1      Duties of Trustee.

         (a) The Trustee, prior to the occurrence of any Servicer Default (as to which the Trustee has received written notice or of which a Responsible Officer of the Trustee otherwise has actual knowledge) and after the curing of all Servicer Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or duties shall be read into this Agreement against the Trustee. If the Trustee receives written notice or a Responsible Officer of the Trustee otherwise has actual knowledge that a Servicer Default has occurred (and such Servicer Default has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs; provided, however, that if the Trustee shall assume the duties of the Servicer pursuant to
Section 8.5 or 10.2, the Trustee in performing such duties shall use the degree of skill and attention customarily exercised by a servicer with respect to comparable contracts and receivables that it services for itself or others.

         (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement. The Trustee shall retain all such items for at least one year after receipt and shall make such items available for inspection by any Investor Certificateholder at the Corporate Trust Office, such inspection to be made during regular business hours and upon reasonable prior written notice to the Trustee.

         (c) Subject to subsection 11.1(a), no provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

                  (i) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (ii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Investor Certificates evidencing Undivided Interests in the amounts described in
         Section 11.14 hereof relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to such Series, or exercising any trust or power conferred upon the Trustee with respect to such Series, under this Agreement; and

                  (iii) the Trustee shall not be charged with knowledge of any failure by the Servicer referred to in clauses (a) and (b) of Section 10.1, or of any breach by the Servicer contemplated by clause (c) of
         Section 10.1, or of the occurrence of any event contemplated by clauses
         (d)(i) or (d)(ii) of Section 10.1, or of any Pay-Out-Event unless a Responsible Officer of the Trustee obtains actual knowledge of such failure, breach or Pay-Out-Event or the Trustee receives written notice of such failure, breach or Pay-Out-Event. To the extent not otherwise provided for in this Agreement or any Supplement, the Trustee agrees that upon obtaining knowledge of any Servicer Default or Pay-Out- Event with respect to the Trust or any Series in accordance with the preceding sentence, the Trustee will promptly provide written notice thereof to each Rating Agency. To the extent expressly requested by any Rating Agency, the Trustee will provide such Rating Agency with notice, no more frequently than monthly, to the effect that the Trustee has not obtained actual knowledge of any Servicer Default or Pay-Out-Event with respect to the Trust or any Series in accordance with the second preceding sentence during or with respect to the period specified in any such notice.

         (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

         (e) Except for actions expressly authorized or required by this Agreement or under Requirements of Law, the Trustee shall take no action reasonably likely to release from the lien of the Trust or otherwise materially impair the interests of the Trust in any Contract or the related Receivable now existing or hereafter created or to materially impair the value of any Contract or the related Receivable now existing or hereafter created.

         (f) Except as provided in this Agreement, the Trustee shall have no power to vary the corpus of the Trust.

         (g) If a Responsible Officer of the Trustee, has received written notice that the Paying Agent or the Transfer Agent and Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Transfer Agent and Registrar, as the case may be, under this Agreement, the Trustee shall be obligated promptly upon its obtaining knowledge thereof by a Responsible Officer of the Trustee to perform such obligation, duty or agreement in the manner so required.

         (h) If the Transferor has agreed to transfer any of its contracts or receivables (other than the Contracts and the related Receivables) to another Person, upon the written request of the Transferor, the Trustee on behalf of the Trust will enter into such intercreditor agreements with the transferee of such contracts or receivables as are customary and necessary to identify separately the rights, if any, of the Trust and such other Person in the Transferor's contracts and receivables; provided, however, that the Trust shall not be required to enter into any intercreditor agreement that could adversely affect the interests of the Certificateholders or the Trustee and, upon the request of the Trustee, the Transferor will deliver an Opinion of Counsel on any matters relating to such intercreditor agreement, reasonably requested by the Trustee.

         Section 11.2 Certain Matters Affecting the Trustee. In acting hereunder:

         (a) the Trustee may rely on and shall be protected in acting on, or in refraining from acting in accordance with, the initial report, the Daily Report, the Settlement Statement, the annual Servicer's certificate, the monthly payment instructions and notification to the Trustee, the monthly Certificateholder's statement, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to this Agreement by the proper party or parties;

         (b) the Trustee may consult with counsel, and the advice or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

         (c) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or any Enhancement, or to, institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders or any Enhancement Provider, pursuant to the provisions of this Agreement, unless such Certificateholders or Enhancement Provider shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of any Servicer Default (which has not been cured or waived) of which a Responsible Officer of the Trustee has knowledge, to exercise such of the rights and powers vested in it by this Agreement and any Enhancement, and to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs;

         (d) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

         (e) the Trustee shall not be bound to make any investigation into the facts of matters stated in the initial report, the Daily Report, the Settlement Statement, the annual Servicer's certificate, the monthly payment instructions and notification to the Trustee, the monthly Certificateholders statement, any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of any Series which could be adversely affected if the Trustee does not perform such acts;

         (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed with due care by it hereunder;

         (g) except as may otherwise be required pursuant to subsection 11.1(a), the Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Contracts or the related Receivables for the purpose of establishing the presence or absence of defects, the compliance by the Transferor with its representations and warranties or for any other purpose;

         (h) whenever in the administration of this Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate; and

         (i) the right of the Trustee to perform any discretionary act enumerated in this Agreement or any Supplement shall not be construed as a duty, and the Trustee shall not be answerable for performance of any such act.

         Section 11.3 Trustee Not Liable for Recitals in Certificates. The Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates). Except as set forth in Section 11.15, the Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Contract and the related Receivable or related document. The Trustee shall not be accountable for the use or application by the Transferor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Transferor in respect of the Contracts and the related Receivables or deposited in or withdrawn from the Collection Account, any Distribution Account, any Series Account or the Excess Funding Account or other accounts now or hereafter established to effectuate the transactions contemplated herein and in accordance with the terms hereof. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or Lien granted to it hereunder (unless the Trustee shall have become the Successor Servicer) or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Supplement.

         Section 11.4 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Investor Certificates and may deal with the Transferor, the Servicer or any Enhancement Provider with the same rights as it would have if it were not the Trustee. The Trustee in its capacity as Trustee shall exercise its duties and responsibilities hereunder independent of and without reference to its investment, if any, in Investor Certificates.

         Section 11.5 The Servicer to Pay Fees and Expenses. The Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by the Trustee in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee. Subject to Section 8.4, the Servicer will pay or reimburse the Trustee (without reimbursement from any Investor Account, any Series Account or otherwise) upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable fees and expenses of its agents and counsel) except any such expense, disbursement or advance as may arise from its own negligence or bad faith and except as provided in the following sentence; provided, that if BTFC is not then the Servicer, or if BTFC fails to make any such payment or reimbursement duly owing and such amount cannot be paid from the Servicing Fee otherwise payable to BTFC as provided in Section 3.2, then the Transferor shall pay (or shall cause the Servicer to pay) such amounts to the Trustee from amounts that otherwise would not be subject to the claims of Investor Certificateholders under this Agreement or any Supplement and would be available free and clear for payment and release to the Transferor pursuant to Article IV hereof; provided, further, that if, with respect to any Series of Investor Certificates, either (i) a scheduled distribution of interest shall not have been made in full when due (after giving effect to any grace period allowed under the related Supplement), (ii) a charge-off of any portion of the Invested Amount shall have occurred, or (iii) the Series Termination Date shall have occurred and such Certificates shall not have been paid in full, then the Trustee shall have a first lien on the Trust Property, including without limitation the Collections and other proceeds thereof, allocable pursuant to this Agreement and the related Supplement(s) to the Transferor Interest and to any and each such Series as to which any of the events described in the preceding clauses (i), (ii) and (iii) shall have occurred, in order to secure payment and reimbursement to the Trustee of all amounts payable or reimbursable to it as provided above or as otherwise provided in this Agreement or the Supplement related to any such Series, to the extent such amounts are expended or incurred, on or after the date on which any of the events described in the preceding clauses (i), (ii) and (iii) shall have occurred, either for the benefit of any Series affected thereby or as a result of or in connection with the occurrence of such event. If the Trustee is appointed Successor Servicer pursuant to Section 10.2, the provisions of this Section 11.5 shall not apply to expenses, disbursements and advances made or incurred by the Trustee in its capacity as Successor Servicer (which shall be paid out of the Servicing Fee).

         The obligations of the Servicer under this Section 11.5 shall survive the termination of the Trust and the resignation or removal of the Trustee.

         Section 11.6 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times (a) be a corporation organized and doing business under the laws of the United States of America or any state thereof authorized under such laws to exercise corporate trust powers, having, in the case of an entity that is subject to risk-based capital adequacy requirements, risk-based capital of at least $50,000,000 or, in the case of an entity that is not subject to risk-based capital adequacy requirements, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority and (b) not be a Related Person. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 11.6, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 11.6, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.7.

         Section 11.7      Resignation or Removal of Trustee.

         (a) The Trustee may at any time resign and be discharged from the Trust hereby created by giving written notice thereof to the Servicer. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted such appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.6 hereof and shall fail to resign after written request therefor by the Transferor, or if at any time the Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Transferor may, but shall not be required to, remove the Trustee and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

         (c) If (i) the Trustee shall fail to perform any of its obligations hereunder (a notice of failure shall be promptly provided to all Certificateholders by the Trustee describing such failure), (ii) a Certificateholder shall deliver written notice of such failure to the Trustee, and (iii) the Trustee shall not have corrected such failure for 60 days thereafter, then the Holders of Investor Certificates representing more than 50% of the Aggregate Invested Amount shall have the right to remove the Trustee and (with the consent of the Transferor, which shall not be unreasonably withheld) promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

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
         (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 11.7 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 11.8 hereof and any liability of the Trustee arising hereunder shall survive such appointment of a successor trustee. Notice of any resignation or removal of the Trustee and appointment of a successor trustee shall be provided to each Rating Agency by the Servicer in a prompt manner.

         Section 11.8      Successor Trustee.

         (a) Any successor trustee appointed as provided in Section 11.7 hereof shall execute, acknowledge and deliver to the Transferor and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor trustee all documents and statements held by it hereunder, and the Transferor and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

         (b) No successor trustee shall accept appointment as provided in this
Section 11.8 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 11.6 hereof.

         (c) Upon acceptance of appointment by a successor trustee as provided in this Section 11.8, such successor trustee shall mail notice of such succession hereunder to all Certificateholders at their addresses as shown in the Certificate Register.

         Section 11.9 Merger or Consolidation of Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 11.6 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 11.10     Appointment of Co-Trustee or Separate Trustee.

         (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the trust, or any part thereof, and, subject to the other provisions of this Section 11.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 11.6 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under
Section 11.8 hereof.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any laws of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

         (d) Any separate trustee or co-trustee may at any time constitute the Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 11.11 Tax Returns. Consistent with Section 3.7, the Trustee shall not file any federal tax returns on behalf of the Trust or seek an Employer Identification Number unless otherwise notified by the Internal Revenue Service.

         Section 11.12 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or any Series of Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of any Series of Certificateholders in respect of which such judgment has been obtained.

         Section 11.13 Suits for Enforcement. If a Servicer Default of which a Responsible Officer of the Trustee has knowledge shall occur and be continuing, the Trustee, in its discretion may, subject to the provisions of
Section 10.1, proceed to protect and enforce its rights and the rights of any Series of Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or any Series of Certificateholders.

         Section 11.14 Rights of Certificateholders to Direct Trustee. Holders of Investor Certificates evidencing Undivided Interests aggregating more than 66-2/3% of the Aggregate Invested Amount (or, with respect to any remedy, trust or power that does not relate to all Series, 66-2/3% of the Aggregate Invested Amount of the Investor Certificates of all Series to which such remedy, trust or power relates) shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that Holders of Investor Certificates aggregating more than 66-2/3% of the Aggregate Invested Amount of any Class may direct the Trustee to exercise its rights under
Section 8.6; provided, further, that, subject to Section 11.1, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Certificateholders not parties to such direction; and provided, further, that nothing in this Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction of such Holders of Investor Certificates.

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
         Section 11.15 Representations and Warranties of Trustee. The Trustee represents and warrants that:

                  (i) the Trustee is a corporation organized, existing and authorized to engage in the business of banking under the laws of the United States of America;

                  (ii) the Trustee is an entity that satisfies the eligibility requirements of Section 11.6;

                  (iii) the Trustee has full power, authority and right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement; and

                  (iv) this Agreement has been duly executed and delivered by the Trustee.

         Section 11.16 Maintenance of Office or Agency. The Trustee will maintain at its expense an office or offices, or agency or agencies, where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially appoints its Corporate Trust Office as its office for such purposes. The Trustee will give prompt written notice to the Servicer and to Certificateholders of any change in the location of the Certificate Register or any such office or agency.

                               [End of Article XI]

                                   ARTICLE XII

                                   TERMINATION

         Section 12.1      Termination of Trust.

         (a) The respective obligations and responsibilities of the Transferor, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make payments to Certificateholders as hereafter set forth) shall terminate, except with respect to the duties described in Section 8.4 and 11.5 and subsection 12.3(b), on the Trust Termination Date; provided, however, that the Trust shall not terminate on the date specified in clause (i) of the definition of "Trust Termination Date" if each of the Servicer and the Holder of the Exchangeable Transferor Certificate notify the Trustee in writing, not later than five Business Days preceding such date, that they desire that the Trust not terminate on such date, which notice (such notice, a "Trust Extension") shall specify the date on which the Trust shall terminate (such date, the "Extended Trust Termination Date"); provided, however, that in no event shall the trust created by this Agreement (and the Extended Trust Termination Date) continue beyond the expiration of 21 years from the death of the last survivor of the descendants of George Herbert Walker Bush, formerly President of the United States, living on the date of this Agreement. The Servicer and the Holder of the Exchangeable Transferor Certificate may, on any date following the Trust Extension, so long as no Series of Certificates is outstanding, deliver a notice in writing to the Trustee changing the Extended Trust Termination Date.

         (b) In the event that (i) the Trust has not terminated by the Distribution Date occurring in the second month preceding the Trust Termination Date, and (ii) the Invested Amount of any Series, exclusive of any Transferor Retained Class (after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of principal on any Series of Certificates to be made on the related Distribution Date during such month pursuant to Article IV), would be greater than zero, the Servicer shall sell within 30 days after such Transfer Date an amount of Contracts and the related Receivables up to the remaining Invested Amount if it can do so in a commercially reasonable manner. The Servicer shall notify each Enhancement Provider of the proposed sale of the Contracts and the related Receivables and shall provide each Enhancement Provider an opportunity to bid on the Contracts and the related Receivables. The Transferor shall have the right of first refusal to purchase the Contracts and the related Receivables on terms equivalent to the best purchase offer as determined by the Trustee in its sole discretion. The proceeds of any such sale shall be treated as Collections on the Receivables and shall be allocated and deposited in accordance with Article IV; provided, however, that the Trustee shall determine conclusively in its sole discretion the amount of such proceeds which are allocable to Imputed Yield Collections and the amount of such proceeds which are allocable to Principal Collections. During such 30 day period, the Servicer shall continue to collect payments on the Receivables and allocate and deposit such payments in accordance with the provisions of Article IV.

         (c) All principal or interest with respect to any Series of Investor Certificates shall be due and payable no later than the Series Termination Date with respect to such Series. Unless otherwise provided in a Supplement, in the event that the Invested Amount of any Series of Certificates is greater than zero, exclusive of any Class held by the Transferor, on its Series Termination Date (the "Affected Series"), after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of principal to be made on such Series on such date, then the Trustee will sell or cause to be sold, and the Trustee will pay the proceeds to all Certificateholders of such Series pro rata in final payment of all principal of and accrued interest on such Series of Certificates or, if any Class of such Series is subordinated, in order of their respective seniorities, an amount of Contracts and the related Principal Receivables and the related Imputed Yield Receivables (or interests therein) up to 110% of the Invested Amount of such Series at the close of business on such date (but the amount of such Principal Receivables not to be more than an amount of Receivables equal to the sum of (1) the product of (A)
  the Transferor Percentage, (B) the Aggregate Principal Receivables and (C) a fraction the numerator of which is the Invested Amount of such Series on such date and the denominator of which is the sum of the Invested Amounts of all Series on such date and (2) the Invested Amount of such Series). Receivables on which the Obligor has not made the full monthly payment for the prior months shall be deemed to be in default for purposes of this Section 12.1(c) to the extent that the cash allocated to any Class of Transferor Retained Certificates of such Series pursuant to a sale under Section 12.1(c) is less than the amount that would have been allocated to the Exchangeable Transferor Certificate and the Transferor Retained Certificates had the proceeds from such sale been allocated pursuant to Section 4.3. The Servicer shall notify each Enhancement Provider of the proposed sale of

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
such Contracts and the related Receivables and shall provide each Enhancement Provider an opportunity to bid on such Contracts and the related Receivables. The Transferor shall be permitted to purchase such Contracts and the related Receivables in such case and shall have a right of first refusal with respect thereto to the extent of a bona fide offer by an unrelated third party or to the extent the Receivables represent Defaulted Receivables. Any proceeds of such sale in excess of such principal and interest paid shall be paid to the Holder of the Exchangeable Transferor Certificate. Upon such Series Termination Date with respect to the applicable Series of Certificates, final payment of all amounts allocable to any Investor Certificates of such Series shall be made in the manner provided in Section 12.3.

         Section 12.2 Optional Termination. (a) If so provided in any Supplement, the Transferor may, but shall not be obligated to, cause a final distribution to be made in respect of the related Series of Certificates on a Distribution Date specified in such Supplement by depositing into the Distribution Account or the applicable Series Account, not later than the Transfer Date preceding such Distribution Date, for application in accordance with Section 12.3, the amount specified in such Supplement.

         (b) The amount deposited pursuant to subsection 12.2(a) shall be paid to the Investor Certificateholders of the related Series pursuant to Section
12.3 on the related Distribution Date following the date of such deposit. All Certificates of a Series with respect to which a final distribution has been made pursuant to subsection 12.2(a) shall be delivered by the Holder to, and be canceled by, the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Trustee and the Transferor. The Invested Amount of each Series with respect to which a final distribution has been made pursuant to subsection 12.2(a) shall, for the purposes of the definition of "Transferor Interest," be deemed to be equal to zero on the Distribution Date following the making of the deposit, and the Transferor Interest shall thereupon be deemed to have been increased by the Invested Amount of such Series.

         Section 12.3      Final Payment with Respect to any Series.

         (a) Written notice of any termination, specifying the Distribution Date upon which the Investor Certificateholders of any Series may surrender their Certificates for payment of the final distribution with respect to such Series and cancellation, shall be given (subject to at least five Business Days' prior notice from the Servicer to the Trustee) by the Trustee to Investor Certificateholders of such Series mailed not later than the fifth day of the month of such final distribution (or in the manner provided by the Supplement relating to such Series) specifying (i) the Distribution Date (which shall be the Distribution Date in the month (x) in which the deposit is made pursuant to subsection 2.4(e), 9.2(a), 10.2(a), or 12.2(a) of the Agreement or such other section as may be specified in the related Supplement, or (y) in which the related Series Termination Date occurs) upon which final payment of such Investor Certificates will be made upon presentation and surrender of such Investor Certificates at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Investor Certificates at the office or offices therein specified. The Servicer's notice to the Trustee in accordance with the preceding sentence shall be accompanied by an Officers' Certificate setting forth the information specified in Article V of this Agreement covering the period during the then current calendar year through the date of such notice and setting forth the date of such final distribution. The Trustee shall give such notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to such Investor Certificateholders.

         (b) Notwithstanding the termination of the Trust pursuant to subsection 12.1(a) or the occurrence of the Series Termination Date with respect to any Series, all funds then on deposit in the Collection Account, the Excess Funding Account, the Distribution Account or any Series Account applicable to the related Series shall continue to be held in trust for the benefit of the Certificateholders of the related Series and the Paying Agent or the Trustee shall pay such funds to the Certificateholders of the related Series upon surrender of their Certificates. In the event that all of the Investor Certificateholders of any Series shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Investor Certificateholders of such Series upon receipt of the appropriate records from the Transfer Agent and Registrar to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one and one half years after the second notice with respect to a Series, all the Investor Certificates of such Series shall not have been surrendered for cancellation, the Trustee may take appropriate steps or may appoint an agent to take appropriate steps, to contact the remaining Investor Certificateholders of such Series concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds in the Distribution Account or any Series

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
Account held for the benefit of such Investor Certificateholders. The Trustee and the Paying Agent shall pay to the Transferor upon request any monies held by them for the payment of principal or interest which remains unclaimed for two years. After payment to the Transferor, Investor Certificateholders entitled to the money must look to the Transferor for payment as general creditors unless an applicable abandoned property law designates another Person.

         (c) All Certificates surrendered for payment of the final distribution with respect to such Certificates and cancellation shall be canceled by the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Trustee and the Transferor.

         Section 12.4 Termination Rights of Holder of Exchangeable Transferor Certificate. Upon the termination of the Trust pursuant to Section 12.1, and after payment of all amounts due hereunder on or prior to such termination and the surrender of the Exchangeable Transferor Certificate, the Trustee shall execute a written reconveyance substantially in the form of Exhibit F pursuant to which it shall reconvey to the Holder of the Exchangeable Transferor Certificate (without recourse, representation or warranty) all right, title and interest of the Trust in the Contracts and the related Receivables, whether then existing or thereafter created, all moneys due or to become due with respect thereto (including all amounts theretofore posted as Imputed Yield Receivables) allocable to the Trust pursuant to any Supplement, except for amounts held by the Trustee pursuant to subsection 12.3(b). The Trustee shall execute and deliver such instruments of transfer and assignment, in each case prepared by the Transferor and without recourse, representation or warranty (other than a warranty that such property is conveyed free and clear of any Lien of any Person claiming by or through the Trustee) as shall be reasonably requested by the Holder of the Exchangeable Transferor Certificate to vest in such Holder all right, title and interest which the Trust had in the Contracts and the related Receivables and other Trust Property.

                              [End of Article XII]

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

         Section 13.1      Amendment.

         (a) This Agreement (including any Supplement) may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity, to revise any exhibits or Schedules, to correct or supplement any provisions herein or thereon which may be inconsistent with any other provisions herein or thereon, (ii) to add any other provisions with respect to matters or questions raised under this Agreement which shall not be inconsistent with the provisions of this Agreement, or (iii) to add to or change any of the provisions of this Agreement to permit the issuance of Certificates in uncertificated form; provided, that (x) each of the Transferor and the Servicer shall have delivered to the Trustee an Officer's Certificate to the effect that the Transferor or the Servicer, as the case may be, reasonably believes that such amendment shall not adversely affect in any material respect the interests of any Investor Certificateholder and (y) the Servicer shall have provided at least ten Business Days' prior written notice to each Rating Agency of such amendment and the Rating Agency Condition shall have been satisfied with respect thereto.

         This Agreement (including any Supplement), and any schedule or exhibit thereto may also be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Certificates; provided, however, that (i) each of the Transferor and the Servicer shall have delivered to the Trustee an Officer's Certificate to the effect that the Transferor or the Servicer, as the case may be, reasonably believes that such amendment shall not adversely affect in any material respect the interests of any Investor Certificateholder, (ii) such amendment shall not, as evidenced by an Opinion of Counsel, cause the Trust to be characterized for federal income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the Federal income taxation of any outstanding Series of Investor Certificates or any Certificate Owner, and (iii) the Servicer shall have provided at least ten Business Days' prior written notice to each Rating Agency of such amendment and the Rating Agency Condition shall have been satisfied with respect thereto; provided, further, that such amendment shall not reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of the related Investor Certificateholder, change the definition of or the manner of calculating the interest of any Investor Certificateholder of such Series without the consent of the related Investor Certificateholder or reduce the percentage pursuant to Subsection 13.1(b) required to consent to any such amendment, in each case without the consent of all such Investor Certificateholders.

         (b) This Agreement and any Supplement may also be amended from time to time by the Servicer, the Transferor and the Trustee with the consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66-2/3% of the Invested Amount of each and every Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment under this subsection shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of all of the related Investor Certificateholders;
(ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder of such Series without the consent of the related Investor Certificateholder or (iii) reduce the aforesaid percentage required to consent to any such amendment, in each case without the consent of all such Investor Certificateholders.

         (c) Notwithstanding anything in this Section 13.1 to the contrary, the Supplement with respect to any Series may be amended on the terms and in accordance with the procedures provided in such Supplement.

         (d) Promptly after the execution of any such amendment (other than an amendment pursuant to paragraph (a)), the Trustee shall furnish notification of the substance of such amendment to each Investor Certificateholder of each Series adversely affected and ten Business Days prior to the proposed effective date for such amendment the Servicer shall furnish notification of the substance of such amendment to each Rating Agency providing a rating for such Series.


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
         (e) It shall not be necessary to obtain the consent of Investor Certificateholders under this Section 13.1 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Investor Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

         (f) Any Supplement executed and delivered pursuant to Section 6.9, executed in accordance with the provisions hereof, shall not be considered amendments to this Agreement for the purpose of subsections 13.1(a) and (b).

         (g) In connection with any amendment, the Trustee may request an Opinion of Counsel from the Transferor or Servicer to the effect that the amendment complies with all requirements of this Agreement. The Trustee may, but shall not be obligated to, enter into any amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

         Section 13.2      Protection of Right, Title and Interest to Trust.

         (a) The Servicer shall cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the Certificateholders and the Trustee's right, title and interest to the Trust to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Certificateholders or the Trustee, as the case may be, hereunder to all property comprising the Trust. The Servicer shall deliver to the Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Transferor shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this subsection 13.2(a).

         (b) Within 30 days after the Transferor makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above materially misleading within the meaning of Section 9-402(7) of the UCC as in effect in the Relevant UCC State, the Transferor shall give the Trustee written notice of any such change and shall file such financing statements or amendments as may be necessary or advisable to continue the perfection of the Trust's security interest in the Contracts and the related Receivables and the proceeds thereof.

         (c) Each of the Transferor and the Servicer will give the Trustee prompt written notice of any relocation of any office from which it services Contracts or the related Receivables or keeps records concerning the Contracts or the related Receivables or of its principal executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require or make advisable the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust's security interest in the Contracts and the related Receivables and the proceeds thereof. Each of the Transferor and the Servicer will at all times maintain each office from which it services Contracts or the related Receivables and its principal executive office within the United States of America, provided, that neither the Transferor nor the Servicer shall relocate its principal executive office to within the jurisdiction of the Court of Appeals of the United States for the 10th Circuit unless the Rating Agency Condition shall have been satisfied with respect thereto.

         (d) The Servicer will deliver to the Trustee on or before March 31 of each year, beginning with March 31, 1998, an Opinion of Counsel, substantially in the form of Exhibit E.

         Section 13.3      Limitation on Rights of Certificateholders.

         (a) The death or incapacity of any Investor Certificateholder shall not operate to terminate this Agreement or the Trust, nor shall such death or incapacity entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

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
         (b) No Investor Certificateholder shall have any right to vote (except with respect to the Investor Certificateholders as provided in Section 13.1 hereof) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as members of an association; nor shall any Investor Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         (c) No Certificateholder shall have any right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Certificateholder previously shall have given written notice to the Trustee, and unless the Holders of Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of any Series which may be adversely affected but for the institution of such suit, action or proceeding, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Certificateholders shall have the right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Certificateholders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 13.3, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 13.4 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, PROVIDED, HOWEVER, THE LAWS OF THE STATE OF NEW YORK SHALL CONTINUE TO GOVERN THE FORMATION OF THE TRUST.

         Section 13.5 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at, sent by facsimile to, sent by courier at or mailed by registered mail, return receipt requested, to (a) in the case of the Transferor, H & T Receivable Funding Corporation, 8700 West Bryn Mawr, Chicago, Illinois 60631, Attention: Box HTRFC, with a copy to the Servicer as provided below, (b) in the case of the Servicer, Bally Total Fitness Corporation, 8700 West Bryn Mawr, Chicago, Illinois 60631, Attention: General Counsel, (c) in the case of the Trustee, to the Corporate Trust Office, (d) in the case of the Enhancement Provider for a particular Series, the address, if any, specified in the Supplement relating to such Series and (e) in the case of the Rating Agency for a particular Series, the address, if any, specified in the Supplement relating to such Series; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Unless otherwise provided with respect to any Series in the related Supplement any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         Section 13.6 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or rights of the Certificateholders thereof.

         Section 13.7 Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 8.2, this Agreement may not be assigned by the Servicer without the prior consent of Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66-2/3% of the Invested Amount of each Series on a Series by Series basis.

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
         Section 13.8 TCB Dual Capacities. The parties expressly acknowledge and consent to TCB acting in the possible dual capacity of Back-Up Servicer or Successor Servicer and in the capacity as Trustee. TCB may, in such dual capacity, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty or loyalty principles or other breach of fiduciary duties, all of which defenses, claims or assertions are hereby expressly waived by the other parties hereto. It is expressly acknowledged, consented and agreed that TCB may discharge its respective Back-Up Servicing and Trustee obligations to the full in accord with the appropriate documents and to the extent it is performing its functions in accordance with the terms of such documents, shall be fully protected and shall be indemnified against any such claim, assertion or lawsuit alleging breach of fiduciary duty, conflict of interest or similar defense or claim.

         Section 13.9 Certificates Non-Assessable and Fully Paid. Except to the extent otherwise expressly provided in Section 7.4 with respect to the Transferor, it is the intention of the parties to this Agreement that the Investor Certificateholders shall not be personally liable for obligations of the Trust, that the Undivided Interests represented by the Certificates shall be non-assessable for any losses or expenses of the Trust or for any reason whatsoever, and that Certificates upon authentication thereof by the Trustee pursuant to Sections 2.1 and 6.2 are and shall be deemed fully paid.

         Section 13.10 Further Assurances. The Transferor and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Contracts and the related Receivables and the other Trust Property for filing under the provisions of the UCC of any applicable jurisdiction.

         Section 13.11 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Trustee, any Enhancement Provider or the Investor Certificateholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

         Section 13.12 Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

         Section 13.13 Binding Effect; Third-Party Beneficiaries. This Agreement shall inure to the benefit of and the obligations hereunder shall be binding upon the parties hereto, the Certificateholders and, to the extent provided in the related Supplement, to the Enhancement Provider named therein, and their respective successors and permitted assigns. Except as otherwise provided in this Article XIII, no other Person will have any right or obligation hereunder.

         Section 13.14     Actions by Certificateholders.

         (a) Wherever in this Agreement a provision is made that an action may be taken or a notice, demand or instruction given by Investor
Certificateholders, such action, notice or instruction may be taken or given by any Investor Certificateholder, unless such provision requires a specific percentage of Investor Certificateholders.

         (b) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind such Certificateholder and every subsequent holder of such Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee or the Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

         (c) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement or any Supplement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, when required, to the Transferor or the Servicer. Proof of execution of any such instrument or

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
of a writing appointing any such agent shall be sufficient for any purpose of this Agreement or any Supplement and conclusive in favor of the Trustee, the Transferor and the Servicer, if made in the manner provided in this Section.

         (d) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

         Section 13.14A Rule 144A Information. For so long as any of the Investor Certificates of any Series or any Class are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, each of the Transferor, the Servicer, the Trustee and the Enhancement Provider for such Series agree to cooperate with each other to provide to any Investor Certificateholders of such Series or Class and to any prospective purchaser of Certificates designated by such an Investor Certificateholder upon the request of such Investor Certificateholder or prospective purchaser, any information required to be provided to such Investor Certificateholder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act.

         Section 13.15 Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral (including the Original Agreement), are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

         Section 13.16 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         Section 13.17 No Bankruptcy Petition Against the Transferor. The Trustee, the Transfer Agent and Registrar and Paying Agent and the Servicer each hereby covenants and agrees that, prior to the day which is one year and one day after the payment in full of all Invested Amounts, it will not institute against, or join any other Person in instituting against the Transferor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

                              [End of Article XIII]

         IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                                  H & T RECEIVABLE FUNDING
                                   CORPORATION
                                   Transferor



                                  By:  /s/ John W. Dywer
                                   Printed Name:  John W. Dwyer
                                   Title:  Senior Vice President


                                  BALLY TOTAL FITNESS
                                   CORPORATION
                                   Servicer



                                  By:  /s/ John W. Dywer
                                   Printed Name:  John W. Dwyer
                                   Title:  Senior Vice President



                                  TEXAS COMMERCE BANK
                                   NATIONAL ASSOCIATION,
                                   not individually but solely
                                   as Trustee



                                  By:  /s/ Eric C. Lokker
                                   Printed Name:  Eric C. Lokker
                                   Title:  Assistant Vice President


                                       58